RECKSON ASSOCIATES REALTY CORP.
                    SUPPLEMENTAL OPERATING AND FINANCIAL DATA
               FOR THE FOURTH QUARTER/YEAR ENDED DECEMBER 31, 2000


REPORTING PERIOD HIGHLIGHTS
---------------------------


o REPORTED DILUTED FFO OF $.67 PER SHARE FOR THE FOURTH QUARTER OF 2000, AS COMPARED TO $.59 PER SHARE FOR THE COMPARABLE 1999 PERIOD, REPRESENTING AN INCREASE OF 13.6%.

o REPORTED DILUTED FFO OF $2.59 PER SHARE FOR THE YEAR ENDED DECEMBER 31, 2000, AS COMPARED TO $2.31 PER SHARE FOR THE COMPARABLE 1999 PERIOD, REPRESENTING AN INCREASE OF 12.1%.

o GENERATED A 10.6% INCREASE (CASH) AND 10.2% INCREASE (GAAP) IN SAME PROPERTY NOI FOR THE FOURTH QUARTER OF 2000. GENERATED A 5.2% INCREASE
         (CASH) AND 6.7% INCREASE (GAAP) IN SAME PROPERTY NOI FOR THE 12 MONTHS ENDED DECEMBER 31, 2000.

o GENERATED SAME SPACE AVERAGE RENT GROWTH OF 24.0% FOR OFFICE AND 17.9% FOR INDUSTRIAL/R&D FOR THE FOURTH QUARTER OF 2000. GENERATED SAME SPACE AVERAGE RENT GROWTH OF 17.5% FOR OFFICE AND 18.7% FOR INDUSTRIAL/R&D FOR THE 12 MONTHS ENDED DECEMBER 31, 2000.

o        EXECUTED 295 LEASES TOTALING 3,980,168 SQUARE FEET.

o REACHED REALIZATION ON 2.9 MILLION SQUARE FEET OF VALUE CREATION PROJECTS FOR A TOTAL INVESTMENT OF $528 MILLION THAT ARE ESTIMATED TO GENERATE AN AVERAGE NOI RETURN OF 12.2%.

o WITHDREW OFFER TO PURCHASE THE TRACT OF LAND WHICH IS PART OF THE PILGRIM STATE PROPERTY FROM NEW YORK STATE.

                         RECKSON ASSOCIATES REALTY CORP.
                    SUPPLEMENTAL OPERATING AND FINANCIAL DATA
                    FOR THE QUARTER ENDING DECEMBER 31, 2000

                                TABLE OF CONTENTS
                                -----------------

                                                                            PAGE
                                                                            ----
o        Company Background................................................... 1

o        Summary Statement of Operating Data.................................. 5

o        Selected Financial Information....................................... 6

o        Funds from Operations Analysis....................................... 7

o        Cash Available for Distribution Analysis............................. 8

o        Balance Sheet........................................................ 9

o        Ratios Computed for Industry Comparisons.............................10

o        Core Operating Results

         o        Occupancy Analysis..........................................11

         o        Executed Lease and Renewal Analysis.........................15

         o        Lease Expiration Analysis...................................16

         o        Portfolio Snapshot..........................................23

         o        Capital Expenditure Analysis................................25


o        Market Statistics

         o        Market Overview Analysis....................................26

         o        Long Island Sub-market Analysis.............................28

         o        Westchester Sub-market Analysis.............................30

         o        New Jersey Sub-market Analysis..............................32

         o        New York City Sub-market Analysis...........................34


o        Value Creation Pipeline Statistics...................................36

THIS INFORMATION CONTAINS FORWARD-LOOKING INFORMATION THAT IS SUBJECT TO CERTAIN RISKS, TRENDS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE PROJECTED. AMONG THOSE RISKS, TRENDS AND UNCERTAINTIES ARE THE GENERAL ECONOMIC CLIMATE; THE SUPPLY OF AND DEMAND FOR OFFICE AND INDUSTRIAL PROPERTIES IN THE NEW YORK TRI-STATE AREA; INTEREST RATE LEVELS; DOWNTURNS IN RENTAL RATE LEVELS IN THE COMPANY'S MARKETS; THE AVAILABILITY OF FINANCING; AND OTHER RISKS ASSOCIATED WITH THE DEVELOPMENT AND ACQUISITION OF PROPERTIES, INCLUDING RISKS THAT DEVELOPMENT MAY NOT BE COMPLETED ON SCHEDULE, THAT THE TENANTS WILL NOT TAKE OCCUPANCY OR PAY RENT, OR THAT DEVELOPMENT OR OPERATING COSTS MAY BE GREATER THAN ANTICIPATED. FOR FURTHER INFORMATION ON FACTORS THAT COULD IMPACT RECKSON, REFERENCE IS MADE TO RECKSON'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. RECKSON IS SUBJECT TO THE REPORTING REQUIREMENTS OF THE SECURITIES AND EXCHANGE COMMISSION AND UNDERTAKES NO RESPONSIBILITY TO UPDATE INFORMATION CONTAINED IN THIS SUPPLEMENTAL OPERATING AND FINANCIAL DATA PACKAGE.

                                      # # #

                                  CORE IDEOLOGY

VISION
------

Reckson will be the "Landlord of Choice" in the New York Tri-State area.


MISSION
-------

We are in the business of improving the quality of life in the workplace through innovation, design excellence and providing premier service.


VALUES
------

o        Tenant satisfaction comes first

o        Do what is right by acting honestly, fairly and maintaining integrity

o Act as a team, share knowledge, foster a challenging and rewarding work experience for all employees

o Strive for continued improvement individually and continued progress as a Company

o        Be responsible to the communities in which we operate

o        Treat our shareholders as we would treat our partners



By acting in this manner, we will maximize the value of our Company.




                               [GRAPHIC OMITTED]

COMPANY BACKGROUND
------------------


Reckson Associates Realty Corp. ("Reckson") is a self-administered and self-managed real estate investment trust ("REIT") that is one of the largest publicly traded owners, developers and managers of Class A office and industrial properties in the New York Tri-State area. Reckson is structured as an UPREIT, therefore its property operations are conducted through Reckson Operating Partnership, a limited partnership in which the Company is the sole general partner.

On June 2, 1995, Reckson successfully completed its initial public offering. Subsequently, Reckson expanded from its Long Island base and established operating divisions in Westchester, Connecticut, New Jersey and New York City. Each division was opened by acquiring a critical mass of assets and a local management team which had significant experience, local market expertise and well-established relationships in each of their respective markets.

Through a  predecessor  entity,  Reckson  commenced  operations in 1958 and grew steadily through the 1960s, 1970s, 1980s and 1990s by developing and redeveloping Class A office and industrial properties throughout Long Island. Today, Reckson owns 188 properties comprised of approximately 21.3 million square feet located throughout the New York Tri-State area markets. These properties are comprised of 14.4 million square feet of office space and 6.9 million square feet of industrial space. Reckson also owns approximately 308 acres of unencumbered land which is either located contiguous to one of the Company's existing properties or on major thoroughfares.

Since completing its initial public offering in June 1995, Reckson has acquired, contracted to acquire or developed approximately 16.8 million square feet of office and industrial real estate assets for approximately $2.1 billion and has generated a total return to its initial Class A Common shareholders of approximately 196% for the period June 2, 1995 through December 31, 2000. Reckson's management currently owns approximately 9% of the equity of the Company.

Reckson is a fully integrated real estate company, having in-house expertise in leasing, design and development, construction, property and asset management, architectural services and financial controls, reporting and planning.

INVESTOR INFORMATION
--------------------

RECKSON ASSOCIATES
------------------

225 Broadhollow Road
Melville, New York 11747
(631) 694-6900 (Phone)
(631) 622-6790 (Facsimile)

Donald Rechler                 Co-Chief Executive Officer
                               Chairman of the Board
Scott Rechler                  Co-Chief Executive Officer
                               President
Michael Maturo                 Executive Vice President
                               Chief Financial Officer

RESEARCH COVERAGE
-----------------

CIBC World Markets             Anthony Paolone                      212/667-8116
Credit Suisse First Boston     Lawrence Raiman                      212/538-2380
Deutsche Banc Alex. Brown      Louis Taylor                         212/469-4912
Goldman Sachs                  David Kostin                         212/902-6781
Greenstreet Advisors           John Lutzius                         949/640-8780
Legg Mason                     David Fick/Ken Weinberg              410/454-5081
Lehman Brothers                David Shulman/Stuart Axelrod         212/526-3413
McDonald & Company             Anatole Pevnev                       216/443-2300
Merrill Lynch                  Steve Sakwa/Rahul Bhattacharjee      212/449-0335
Salomon Smith Barney           Jonathan Litt/Gary Boston            212/816-0231


TIMING
------

Quarterly results will be announced according to the following anticipated schedule:

First Quarter                  Early May
Second Quarter                 Early August
Third Quarter                  Early November
Fourth Quarter and Year-End    Late February

STOCK DATA
----------

Reckson Associates' class A common stock is traded primarily on the New York Stock Exchange under the symbol: RA. The following summarizes recent activity of Reckson's class A common stock:

--------------------------------------------------------------------------------------------------------------------------
                                                                                3rd             4th       January 1, 2001
                                                                              Quarter         Quarter      to February 28,
                                                                                2000            2000            2001
--------------------------------------------------------------------------------------------------------------------------
High Price*                                                                  $    26.81      $    26.00      $   25.875
--------------------------------------------------------------------------------------------------------------------------
Low Price*                                                                   $    23.63      $   21.875      $    22.69
--------------------------------------------------------------------------------------------------------------------------
Closing Price*                                                               $    25.50      $   25.063      $    23.30
--------------------------------------------------------------------------------------------------------------------------
Average daily trading volume*                                                   183,787         240,013         213,093
--------------------------------------------------------------------------------------------------------------------------
Indicated dividend per share**                                               $    1.544      $    1.544      $    1.544
--------------------------------------------------------------------------------------------------------------------------
Closing dividend yield                                                             6.05%           6.16%           6.63%
--------------------------------------------------------------------------------------------------------------------------
Closing shares and units outstanding (thousands)                                 52,986          53,047          53,047
--------------------------------------------------------------------------------------------------------------------------
Closing market value of shares and units outstanding (thousands)             $1,351,100      $1,329,500      $1,236,000
--------------------------------------------------------------------------------------------------------------------------

*  New York Stock Exchange trades only
** On an annual basis



OFFICE INDUSTRIAL COMPOSITE:

                         Comparitive Market Performance
               Monthly Indexed Class A Common Stock Price History

    SPIEKER PROPERTIES
     SL GREEN REALTY
      ARDEN REALTY                        [GRAPHIC OMITTED]
   PRENTISS PROPERTIES
      KILROY REALTY
        HIGHWOODS                 Daily from 1/1/2000 to 12/31/2000
    LIBERTY PROPERTY
        MACK CALI      -Reckson Associates Realty   -Office Industrial Composite
      EQUITY OFFICE    -Wilshire REIT Index         -S+P 500
       CARRAMERICA

STOCK DATA CONTINUED...

Reckson Associates' class B common stock is traded primarily on the New York Stock Exchange under the symbol: RA.B. The following summarizes recent activity of Reckson's class B common stock:

--------------------------------------------------------------------------------------------------------------------------
                                                                                3rd            4th       January 1, 2001
                                                                              Quarter        Quarter      to February 28,
                                                                                2000           2000             2001
--------------------------------------------------------------------------------------------------------------------------
High Price*                                                                   $  27.56       $27.5625         $  27.50
--------------------------------------------------------------------------------------------------------------------------
Low Price*                                                                    $  24.63       $  22.50         $  23.80
--------------------------------------------------------------------------------------------------------------------------
Closing Price*                                                                $  26.75       $ 27.188         $  24.10
--------------------------------------------------------------------------------------------------------------------------
Average daily trading volume*                                                   49,998         78,152           62,950
--------------------------------------------------------------------------------------------------------------------------
Indicated dividend per share**                                                $   2.40       $   2.40         $   2.40
--------------------------------------------------------------------------------------------------------------------------
Closing dividend yield                                                            8.97%          8.83%            9.96%
--------------------------------------------------------------------------------------------------------------------------
Closing shares outstanding  (thousands)                                         10,284         10,284           10,284
--------------------------------------------------------------------------------------------------------------------------
Closing market value of shares outstanding (thousands)                        $275,100       $279,600         $247,800
--------------------------------------------------------------------------------------------------------------------------

*        New York Stock Exchange trades only
**       On an annual basis

Reckson Associates' series A preferred stock is traded primarily on the New York Stock Exchange under the symbol: RA.A (pfd). The following summarizes recent activity of Reckson's series A preferred stock:

--------------------------------------------------------------------------------------------------------------------------
                                                                              3rd             4th      January 1, 2001
                                                                            Quarter         Quarter     to February 28,
                                                                              2000            2000           2001
--------------------------------------------------------------------------------------------------------------------------
High Price*                                                                 $  24.31        $  24.00        $  24.13
--------------------------------------------------------------------------------------------------------------------------
Low Price*                                                                  $  21.88        $  20.75        $  21.70
--------------------------------------------------------------------------------------------------------------------------
Closing Price*                                                              $  23.38        $  23.63        $  22.20
--------------------------------------------------------------------------------------------------------------------------
Average daily trading volume*                                                 23,270          39,219          51,590
--------------------------------------------------------------------------------------------------------------------------
Indicated dividend per share**                                              $ 1.9064        $ 1.9064        $ 1.9064
--------------------------------------------------------------------------------------------------------------------------
Closing dividend yield                                                          8.15%           8.07%           8.59%
--------------------------------------------------------------------------------------------------------------------------
Closing shares outstanding  (thousands)                                        9,192           9,192           9,192
--------------------------------------------------------------------------------------------------------------------------
Closing market value of shares outstanding (thousands)                      $214,900        $217,200        $204,100
--------------------------------------------------------------------------------------------------------------------------

*  New York Stock Exchange trades only
** On an annual basis

RECKSON ASSOCIATES REALTY CORP.
SUMMARY STATEMENT OF OPERATING DATA
DECEMBER 31, 2000
(In Thousands)


                                                             THREE MONTHS ENDED                 YEAR ENDED
                                                              DECEMBER 31, 2000               DECEMBER 31, 2000
                                                             --------------------             -----------------


                                                              2000           1999              2000          1999
                                                              ----           ----              ----          ----

REVENUES:
     Base rents                                             $105,974       $ 89,388           $397,327         $324,146
     Tenant escalation and reimbursements                     14,020         12,465             54,750           44,989
                                                              ------        -------             ------           ------
                                                             119,994        101,853            452,077          369,135
                                                              -------       -------            -------           -------
OPERATING EXPENSES:
     Operating expenses                                       23,805         19,420             91,265           72,023
     Real estate taxes                                        17,465         15,448             66,191           53,971
                                                              ------         ------             ------           ------
     Total operating expenses                                 41,270         34,868            157,456          125,994
                                                              ------         ------            -------          -------

Net Operating Income                                          78,724         66,985            294,621          243,141
  Gross margiin%                                               65.61%         65.77%             65.17%           65.87%

OTHER INCOME:
     Equity in earnings of service companies and real
     estate joint ventures                                       489            776              4,383            2,148
     Interest income on mortgage notes and notes receivable    1,836          2,316              8,212            7,944
     Gain (loss) on dispositions of real estate               (3,200)            --             18,669           10,052
     Other                                                     7,403          5,516             26,597           13,874
                                                               -----          -----             ------           ------
                                                               6,528          8,608             57,861           34,018
                                                               -----          -----             ------           ------
OTHER EXPENSES:
     Interest expense                                         23,670         20,700             96,337           74,320
     Marketing general and administrative                      7,626          8,052             27,371           24,293
     Depreciation and amortization                            25,028         18,418             92,547           74,504
                                                              ------         ------             ------           ------
                                                              56,324         47,170            216,255          173,117
                                                              ------         ------            -------          -------
     Distributions to preferred unitholders                      660            661              2,641            2,641
     Minority partners' interests in consolidated
     partnerships                                              3,348          1,869              9,120            6,802
     Limited partners' minority interest in
     the operating partnership                                 2,256          2,326             11,669            9,407
                                                               -----          -----             ------            -----
                                                               6,264          4,856             23,430           18,850
                                                               -----          -----             ------           ------

INCOME BEFORE DIVIDENDS TO PREFERRED SHAREHOLDERS
  AND EXTRAORDINARY LOSS                                      22,664         23,567            112,797           85,192

Dividends to preferred shareholders                            5,425          7,325             25,371           24,360
Extraordinary loss on extinguishment of debt                      --             --              1,396              555
                                                               -----          -----             ------           ------
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS                  $17,239        $16,242            $86,030          $60,277
                                                             =======        =======            =======          =======


RECKSON ASSOCIATES REALTY CORP.
DECEMBER 31, 2000
(IN THOUSANDS EXCEPT PER SHARE DATA)


SELECTED FINANCIAL INFORMATION:

                                                                                   THREE MONTHS ENDED              YEAR ENDED
                                                                                       DECEMBER 31,               DECEMBER 31,
                                                                                 -------------------------   -----------------------
                                                                                    2000           1999         2000         1999
                                                                                 -----------    ----------   ----------   ----------
OPERATING DATA:

Revenues:
   Operating revenues                                                            $   129,722    $  110,461   $  491,269   $  393,101
   Gain (loss) on dispositions of real estate                                         (3,200)           --       18,669       10,052
                                                                                 -----------    ----------   ----------   ----------

      Total revenues:                                                            $   126,522    $  110,461   $  509,938   $  403,153
                                                                                 ===========    ==========   ==========   ==========

   Income before extraordinary loss, limited partners' minority interest in the operating partnership, distributions to preferred
      unitholders and dividends to preferred shareholders                        $    25,580    $   26,554   $  127,107   $   97,240


   Less:

      Extraordinary loss on extinguishment of debt                                        --            --        1,396          555


      Limited partners' minority interest in the operating partnership                 2,256         2,326       11,669        9,407

      Distributions to preferred unitholders                                             660           661        2,641        2,641

      Dividends to preferred shareholders                                              5,425         7,325       25,371       24,360
                                                                                 -----------    ----------   ----------   ----------

   Net Income available to common shareholders                                   $    17,239    $   16,242   $   86,030   $   60,277
                                                                                 ===========    ==========   ==========   ==========

   Funds From Operations:
      Basic                                                                      $    44,859    $   35,894   $  167,782   $  130,820
                                                                                 ===========    ==========   ==========   ==========
      Diluted                                                                    $    52,538    $   45,473   $  202,169   $  161,681
                                                                                 ===========    ==========   ==========   ==========

   Cash Available for Distribution:
      Basic                                                                      $    27,743    $   28,484   $  112,920   $  110,825
                                                                                 ===========    ==========   ==========   ==========
      Diluted                                                                    $    27,743    $   38,063   $  114,008   $  141,686
                                                                                 ===========    ==========   ==========   ==========

   Interest expense                                                              $    23,670    $   20,700   $   96,337   $   74,320
                                                                                 ===========    ==========   ==========   ==========
   Capitalized interest expense                                                  $     3,015    $    2,525   $   11,462   $    9,806
                                                                                 ===========    ==========   ==========   ==========

   Non-incremental capitalized improvements                                      $     1,002    $    1,043   $    4,775   $    3,355
                                                                                 ===========    ==========   ==========   ==========

   Non-incremental capitalized tenant improvements
      and leasing commissions                                                    $     2,221    $    2,404   $   11,203   $    6,077
                                                                                 ===========    ==========   ==========   ==========

   Marketing, general and administrative expenses                                $     7,626    $    8,052   $   27,371   $   24,293
                                                                                 ===========    ==========   ==========   ==========


                                                                                                                  DECEMBER 31,
                                                                                                                -----------------
                                                                                                                2000        1999
                                                                                                                ----        -----
BALANCE SHEET DATA:
DECEMBER 31, 2000
   Commercial real estate investments before depreciation                                                    $2,770,607   $2,208,399
                                                                                                             ----------   ----------

   Investment in mortgage notes and notes receivable                                                         $   58,220   $  352,466
                                                                                                             ----------   ----------

   Investment in real estate joint ventures                                                                  $   43,534   $   31,531
                                                                                                             ==========   ==========

   Total assets                                                                                              $2,998,030   $2,733,878
                                                                                                             ==========   ==========

   Total debt                                                                                                $1,394,956   $1,281,087
                                                                                                             ==========   ==========

   Total debt (Including joint venture debt and net of minority
      partners' interests)                                                                                   $1,380,814   $1,266,911
                                                                                                             ==========   ==========

Book equity (Total Assets less Total Debt)                                                                   $1,603,074   $1,452,791
                                                                                                             ----------   ----------

MARKET CAPITALIZATION DATA:

   Common shares and units                                                                                   $1,609,072   $1,219,527
                                                                                                             ----------   ----------

   Preferred shares, units and interest                                                                      $  407,318   $  507,318
                                                                                                             ==========   ==========

   Total market capitalization                                                                               $3,397,204   $2,993,756
                                                                                                             ==========   ==========

RECKSON ASSOCIATES REALTY CORP.
FUNDS FROM OPERATIONS
DECEMBER 31, 2000
(IN THOUSANDS EXCEPT PER SHARE / UNIT DATA)

                                                                                       THREE MONTHS ENDED          YEAR ENDED
                                                                                           DECEMBER 31,            DECEMBER 31,
                                                                                      ---------------------    --------------------
                                                                                        2000         1999        2000        1999
                                                                                      --------     --------    --------    --------
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS                                           $ 17,239     $ 16,242    $ 86,030    $ 60,277

Add back:

   Real estate depreciation and amortization                                            24,368       17,719      90,552      72,124
   Minority partners' interests in consolidated partnerships                             3,348        1,869       9,120       6,802
   Limited partners' minority interest in the operating partnership                      2,256        2,326      11,669       9,407
   Extraordinary loss on extinguishment of debt                                             --           --       1,396         555

Less :

   Gain (loss) on dispositions of real estate                                           (3,200)          --      18,669      10,052
   Amounts distributable to minority partners in consolidated partnerships               5,552        2,262      12,316       8,293
                                                                                      --------     --------    --------    --------

BASIC FUNDS FROM OPERATIONS ("FFO")                                                     44,859       35,894     167,782     130,820

Add:
   Dividends and distributions on dilutive shares and units                              7,679        9,579      34,387      30,861
                                                                                      --------     --------    --------    --------

DILUTED FFO                                                                           $ 52,538     $ 45,473    $202,169    $161,681
                                                                                      ========     ========    ========    ========


BASIC FFO CALCULATIONS:

   Weighted average common shares outstanding                                           55,610       50,843      53,354      47,014
   Weighted average units of limited partnership interest outstanding                    7,695        7,701       7,696       7,705
                                                                                      --------     --------    --------    --------

   Basic weighted average common shares and units outstanding                           63,305       58,544      61,050      54,719
                                                                                      ========     ========    ========    ========

   Basic FFO per weighted average common share or unit                                $   0.71     $   0.61    $   2.75    $   2.39
                                                                                      ========     ========    ========    ========

   Basic weighted average dividends or distributions per share or unit                $   0.42     $   0.41    $   1.67    $   1.55
                                                                                      ========     ========    ========    ========

   Basic FFO payout ratio                                                                 59.5%        66.1%       60.7%       64.8%
                                                                                      ========     ========    ========    ========


DILUTED FFO CALCULATIONS:

   Basic weighted average common shares and units outstanding                           63,305       58,544      61,050      54,719
   Adjustments for dilutive FFO weighted average shares and units outstanding:
   Add:
      Weighted average common stock equivalents                                            628          373         475         406
      Weighted average shares of Series A Preferred Stock                                8,060        8,060       8,060       8,060
      Weighted average shares of Series B Preferred Stock                                1,919        5,758       3,713       3,360
      Weighted average shares of minority partners preferred interest                    3,454        3,454       3,454       2,101
      Weighted average units of preferred limited partnership interest                   1,367        1,367       1,367       1,367
                                                                                      --------     --------    --------    --------

   Dilutive FFO weighted average shares and units outstanding                           78,733       77,556      78,119      70,013
                                                                                      ========     ========    ========    ========

   Diluted FFO per weighted average share or unit                                     $   0.67     $   0.59    $   2.59    $   2.31
                                                                                      ========     ========    ========    ========

   Diluted weighted average dividends or distributions per share or unit              $   0.41     $   0.40    $   1.64    $   1.53
                                                                                      ========     ========    ========    ========

   Diluted FFO payout ratio                                                               62.1%        67.7%       63.3%       66.1%
                                                                                      ========     ========    ========    ========

RECKSON ASSOCIATES REALTY CORP.
CASH AVAILABLE FOR DISTRIBUTION
DECEMBER 31, 2000
(IN THOUSANDS EXCEPT PER SHARE / UNIT DATA)

                                                                                       THREE MONTHS ENDED          YEAR ENDED
                                                                                           DECEMBER 31,            DECEMBER 31,
                                                                                       --------------------    --------------------
                                                                                         2000        1999        2000        1999
                                                                                       --------    --------    --------    --------
BASIC FUNDS FROM OPERATIONS                                                            $ 44,859    $ 35,894    $167,782    $130,820

Less :

   Straight line rents (Note a)                                                          13,893       3,963      38,884      10,563
   Non-incremental capitalized tenant improvements and leasing commissions                2,221       2,404      11,203       6,077
   Non-incremental capitalized Improvements                                               1,002       1,043       4,775       3,355
                                                                                       --------    --------    --------    --------

BASIC CASH AVAILABLE FOR DISTRIBUTION ("CAD")                                            27,743      28,484     112,920     110,825

Add:
   Dividends and distributions on dilutive shares and units                                  --       9,579       1,088      30,861
                                                                                       --------    --------    --------    --------

DILUTED CAD                                                                            $ 27,743    $ 38,063    $114,008    $141,686
                                                                                       ========    ========    ========    ========


BASIC CAD CALCULATIONS:

   Weighted average common shares outstanding                                            55,610      50,843      53,354      47,014
   Weighted average units of limited partnership interest outstanding                     7,695       7,701       7,696       7,705
                                                                                       --------    --------    --------    --------

   Basic weighted average common shares and units outstanding                            63,305      58,544      61,050      54,719
                                                                                       ========    ========    ========    ========

   Basic CAD per weighted average common share or unit                                 $   0.44    $   0.49    $   1.85    $   2.03
                                                                                       ========    ========    ========    ========

   Basic weighted average dividends or distributions per share or unit                 $   0.42    $   0.41    $   1.67    $   1.55
                                                                                       ========    ========    ========    ========

   Basic CAD payout ratio                                                                  96.2%       83.2%       90.2%       76.5%
                                                                                       ========    ========    ========    ========


DILUTED CAD CALCULATIONS:

   Basic weighted average common shares and units outstanding                            63,305      58,544      61,050      54,719
   Adjustments for dilutive CAD weighted average shares and units outstanding:
   Add:
      Weighted average common stock equivalents                                             628         373         475         406
      Weighted average shares of Series A Preferred Stock                                    --       8,060          --       8,060
      Weighted average shares of Series B Preferred Stock                                    --       5,758          --       3,360
      Weighted average shares of minority partners preferred interest                        --       3,454          --       2,101
      Weighted average units of preferred limited partnership interest                       --       1,367         598       1,367
                                                                                       --------    --------    --------    --------

   Dilutive CAD weighted average shares and units outstanding                            63,933      77,556      62,123      70,013
                                                                                       ========    ========    ========    ========

   Diluted CAD per weighted average share or unit                                      $   0.43    $   0.49    $   1.84    $   2.02
                                                                                       ========    ========    ========    ========

   Diluted weighted average dividends or distributions per share or unit               $   0.42    $   0.40    $   1.67    $   1.53
                                                                                       ========    ========    ========    ========

   Diluted CAD payout ratio                                                                97.0%       80.8%       90.8%       75.5%
                                                                                       ========    ========    ========    ========

--------------
Notes:
(a)  Includes straight line rental income attributable to the property located at 919 Third Avenue, New York, N.Y of $9,765, $755,
     $23,324 and $1,750, respectively.

                         RECKSON ASSOCIATES REALTY CORP.
                           CONSOLIDATED BALANCE SHEETS
                      (IN THOUSANDS, EXCEPT SHARE AMOUNTS)

                                                                                                                D R A F T

                                                                                                                DECEMBER 31,
                                                                                                         ---------------------------
                                                                                                            2000            1999
                                                                                                         -----------    -----------
ASSETS

Commercial real estate properties, at cost:
   Land ..............................................................................................   $   396,482    $   276,204
   Buildings and improvements ........................................................................     2,219,448      1,802,611
Developments in progress:
   Land ..............................................................................................        60,918         60,894
   Development costs .................................................................................        93,759         68,690
Furniture, fixtures and equipment ....................................................................         7,138          6,473
                                                                                                         -----------    -----------
                                                                                                           2,777,745      2,214,872
      Less accumulated depreciation ..................................................................      (288,479)      (218,385)
                                                                                                         -----------    -----------
                                                                                                           2,489,266      1,996,487

Investments in real estate joint ventures ............................................................        43,534         31,531
Investment in mortgage notes and notes receivable ....................................................        58,220        352,466
Cash and cash equivalents ............................................................................        17,843         21,368
Tenant receivables ...................................................................................        11,511          5,117
Investments in and advances to affiliates ............................................................       177,474        178,695
Deferred rents receivable ............................................................................        67,930         32,132
Prepaid expenses and other assets ....................................................................        68,895         66,977
Contract and land deposits and pre-acquisition costs .................................................         1,676          9,585
Deferred lease and loan costs, less accumulated amortization of $32,773 and $24,484, respectively ....        61,681         39,520
                                                                                                         -----------    -----------
Total Assets .........................................................................................   $ 2,998,030    $ 2,733,878
                                                                                                         ===========    ===========
LIABILITIES
Mortgage notes payable ...............................................................................   $   728,971    $   459,174
Unsecured credit facility ............................................................................       216,600        297,600
Unsecured term loan ..................................................................................            --         75,000
Senior unsecured notes ...............................................................................       449,385        449,313
Accrued expenses and other liabilities ...............................................................        95,393         82,079
Dividends and distributions payable ..................................................................        28,801         27,166
                                                                                                         -----------    -----------
Total Liabilities ....................................................................................     1,519,150      1,390,332
                                                                                                         -----------    -----------

Minority interests' in consolidated partnerships .....................................................       226,350         93,086
Preferred unit interest in the operating partnership .................................................        42,518         42,518
Limited partners' minority interest in the operating partnership .....................................        97,353         90,986
                                                                                                         -----------    -----------
                                                                                                             366,221        226,590
                                                                                                         -----------    -----------
Commitments and other comments .......................................................................            --             --

STOCKHOLDERS' EQUITY
Preferred Stock, $.01 par value, 25,000,000 shares authorized
   Series A preferred stock, 9,192,000 shares issued and outstanding .................................            92             92
   Series B preferred stock, 2,000,000 and 6,000,000 shares issued and outstanding, respectively .....            20             60
Common Stock, $.01 par value, 100,000,000 shares authorized
   Class A common stock, 45,352,286 and 40,375,506 shares issued and outstanding, respectively .......           454            404
   Class B common Stock, 10,283,513 and 10,283,763 shares issued and outstanding, respectively .......           103            103
Additional paid in capital ...........................................................................     1,111,990      1,116,297
                                                                                                         -----------    -----------
Total Stockholders' Equity ...........................................................................     1,112,659      1,116,956
                                                                                                         -----------    -----------
Total Liabilities and Stockholders' Equity ...........................................................   $ 2,998,030    $ 2,733,878
                                                                                                         ===========    ===========

RECKSON ASSOCIATES REALTY CORP.
DECEMBER 31, 2000

RATIOS COMPUTED FOR INDUSTRY COMPARISONS:

                                                                              THREE MONTHS ENDED                 YEAR ENDED
                                                                                  DECEMBER 31,                  DECEMBER 31,
                                                                                  ------------                  ------------


                                                                             2000           1999              2000          1999
                                                                             ----           ----              ----          ----


Debt Service Coverage Ratio                                                  3.22           3.20              3.09          3.22
      ( Basic Funds from Operations + Interest expense +                     ====           ====              ====          ====
       preferred dividends and distributions / Interest
       expense + Principal )

Fixed Charge Coverage Ratio                                                  2.55           2.30              2.38          2.35
     ( Basic Funds from Operations + Interest expense +                      ====           ====              ====          ====
      preferred dividends and distributions / Interest
      expense + preferred dividends and distributions + Principal )

Total Debt to Market Capitalization ratio as a percent                       40.6%          42.3%             40.6%         42.3%
                                                                             ====           ====              ====          ====

Marketing, general and administrative expenses to total                      6.03%          7.29%             5.37%         6.03%
revenues as a percent                                                        ====           ====              ====          ====

Non - Incremental Capital Expenditures to Net Operating                      4.09%          5.15%             5.42%         3.88%
Income as a percent                                                          ====           ====              ====          ====

Fully diluted FFO Payout Ratio - (note 1)                                   62.10%         67.70%            63.30%        66.10%
      ( Dividends to fully diluted FFO as a percent )                       =====          =====             =====         =====

Fully diluted CAD Payout Ratio - (note 2)                                   97.00%         80.80%            90.80%        75.50%
     ( Dividends to fully diluted CAD as a percent )                        =====          =====             =====         =====

Note:
----


     (1) Based on weighted average per share / unit dividends and distributions of $.4145, $.3967, $1.6384 and $1.5272, respectively.

     (2) Based on weighted average per share / unit dividends and distributions of $.4211, $.3967, $1.6665 and $1.5272, respectively.

                             CORE OPERATING RESULTS
                             ----------------------

RECKSON ASSOCIATES REALTY CORP.
OCCUPANCY ANALYSIS
DECEMBER 31, 2000

-----------------------------------------------------------------------------------------------------------------------------------
                                               SEPTEMBER 30, 2000                    DECEMBER 31, 2000 (EXCLUDING DEVELOPMENT
                                                                                           & ACQUISITIONS)
                              Number of     Rentable     Percent of    Percent    Number of      Rentable    Percent of     Percent
Property                      Buildings    Square Feet  Property Type  Leased     Buildings    Square Feet  Property Type   Leased
-----------------------------------------------------------------------------------------------------------------------------------

OFFICE PROPERTIES

LONG ISLAND OFFICE PROPERTIES
Huntington Melville
   Corporate Center
   Melville, NY  (1) .           6          777,279        5.5%         98.7%      6         777,279          5.5%       98.6%

Nassau West Corporate
   Corporate Center (2)
   Mitchell Field, NY            6        1,527,263       10.8%         97.6%      6       1,527,263         10.8%       98.9%

North Shore Atrium
   Syosset, NY . . . .           2          310,064        2.2%         96.6%      2         304,177          2.1%       97.3%

Stand-alone Long Island
   Office Properties .          12        1,487,867       10.5%         95.6%     12       1,486,629         10.5%       96.6%
                               ----       ---------       ----                   ----      ---------         ----
   SUBTOTAL - LONG
   ISLAND OFFICE                26        4,102,473       29.0%         97.9%     26       4,095,348         28.9%       98.0%


WESTCHESTER OFFICE PROPERTIES

Tarrytown Corporate Center
   Tarrytown, NY  . .            6          875,726        6.2%         93.5%      6         875,726          6.2%       94.8%

Reckson Executive Park
   Rye Brook, NY  . .            6          541,884        3.8%         99.0%      6         541,884          3.8%       98.3%

Summit at Valhalla
   Valhalla, NY  . . .           3          699,045        4.9%         94.2%      3         699,045          4.9%       94.9%

Mt. Pleasant Corporate Center
   Valhalla, NY  . . .           2          162,004        1.1%         98.1%      2         162,004          1.1%       95.6%

Stand-alone Westchester(3)
   Office Properties .           7        1,012,714        7.2%         97.9%      7       1,012,714          7.2%       96.7%
                               ----       ---------       ----                   ----      ---------          ---

   SUBTOTAL - WESTCHESTER
     OFFICE                     24        3,291,373       23.2%         95.9%     24       3,291,373         23.2%       96.0%

CONNECTICUT OFFICE PROPERTIES

Landmark Square
   Stamford, CT . . .            6          798,321        5.6%         94.0%      6         798,321          5.6%       94.0%

Stamford Towers
   Stamford, CT . . .            2          324,867        2.3%         98.8%      2         324,867          2.3%       99.6%
                               ----       ---------       ----                   ----       --------          ---

   SUBTOTAL -                    8        1,123,188        7.9%         95.4%      8       1,123,188          7.9%       95.6%
   CONNECTICUT OFFICE


                               ---------------------------------------------------------
                                       DECEMBER 31, 2000 (INCLUDING DEVELOPMENT
                                                  & ACQUISITIONS)
                                 Number of       Rentable      Percent of      Percent
                                 Buildings     Square Feet   Property Type      Leased
                               ---------------------------------------------------------
OFFICE PROPERTIES

LONG ISLAND OFFICE PROPERTIES
Huntington Melville
   Corporate Center
   Melville, NY  (1) .            7           1,054,779      7.3%           98.6%

Nassau West Corporate
   Corporate Center (2)
   Mitchell Field, NY             6           1,527,263     10.6%           98.9%

North Shore Atrium
   Syosset, NY . . . .            2             304,177      2.1%           97.3%

Stand-alone Long Island
   Office Properties .           12           1,486,629     10.3%           96.6%
                                ----          ---------     -----

   SUBTOTAL - LONG ISLAND OFFICE 27           4,372,848     30.3%           98.0%

WESTCHESTER OFFICE PROPERTIES

Tarrytown Corporate Center
   Tarrytown, NY  . .             6             875,726      6.1%           94.8%

Reckson Executive Park
   Rye Brook, NY  . .             6             541,884      3.8%           98.3%

Summit at Valhalla
   Valhalla, NY  . . .            3             699,045      4.8%           94.9%

Mt. Pleasant Corporate Center
   Valhalla, NY  . . .            2             162,004      1.1%           95.6%

Stand-alone Westchester(3)
   Office Properties .            7           1,012,714      7.0%           96.7%
                                ----          ---------     -----

   SUBTOTAL - WESTCHESTER OFFICE 24           3,291,373     22.8%           96.0%
CONNECTICUT OFFICE PROPERTIES

Landmark Square
   Stamford, CT . . .             6             798,321      5.5%           94.0%

Stamford Towers
   Stamford, CT . . .             2             324,867      2.3%           99.6%
                                ----          ---------     -----

   SUBTOTAL -                     8           1,123,188      7.8%           95.6%
   CONNECTICUT OFFICE


(1) Rentable square feet as of December 31, 2000 includes a recently completed 277,500 sf Class A office building; percent leased excludes this property.

(2)  Does not include 27,013 square feet leased to the health club at Omni.

(3) Rentable square feet as of September 30, 2000 includes a 382,000 square foot building under redevelopment which was 82% leased; percent leased as of September 30, 2000 excludes this property. As of December 31, 2000 this property is currently 96% leased.

NEW JERSEY OFFICE PROPERTIES


---------------------------------------------------------------------------------------------------------------------------
                                                  SEPTEMBER 30, 2000           DECEMBER 31, 2000 (EXCLUDING DEVELOPMENT
                                                                                     & ACQUISITIONS)
                              Number of   Rentable    Percent of   Percent  Number of   Rentable    Percent of     Percent
Property                      Buildings  Square Feet Property Type Leased   Buildings  Square Feet  Property Type   Leased
--------------------------------------- -----------------------------------------------------------------------------------

Executive Hill Office Park
   West Orange, NJ . . .         4       391,382         2.8%       100.0%     4         391,382      2.8%         100.0%


                                   ------------------------------------------------
                                       DECEMBER 31, 2000 (EXCLUDING DEVELOPMENT
                                             & ACQUISITIONS)
                                    Number of   Rentable    Percent of     Percent
                                    Buildings  Square Feet  Property Type   Leased
                                   ------------------------------------------------

Executive Hill Office Park
   West Orange, NJ . . .                4        391,382        2.7%         100.0%



RECKSON ASSOCIATES REALTY CORP.
OCCUPANCY ANALYSIS
DECEMBER 31, 2000
------------------------------------------------------------------------------------------------------------------------------
                                            SEPTEMBER 30, 2000                    DECEMBER 31, 2000 (EXCLUDING DEVELOPMENT
                                                                                        & ACQUISITIONS)
                              Number of   Rentable     Percent of    Percent    Number of     Rentable    Percent of     Percent
Property                      Buildings  Square Feet  Property Type  Leased     Buildings    Square Feet  Property Type   Leased
------------------------------------------------------------------------------------------------------------------------------

University Square
   Princeton, NJ . . . .         3         131,105      0.9%         100.0%      3             131,105         0.9%        100.0%

Short Hills Office Center
   Short Hills, NJ . . .         3         557,036      3.9%          99.7%      3             557,036         3.9%        100.0%

Stand-alone New Jersey
   Office Properties . .         8        1,058,059     7.5%          95.0%      8            1,061,545        7.5%        96.9%
                                 -        ---------     ----                     -            ---------        ----

   SUBTOTAL - NEW JERSEY OFFICE 18        2,137,582     15.1%         97.5%      18           2,141,068        15.1%       98.7%

NEW YORK CITY OFFICE PROPERTIES

120 W. 45th Street .             1         443,109      3.1%         100.0%      1             443,109         3.1%        100.0%

100 Wall Street . . .            1         458,626      3.2%          99.3%      1             458,626         3.2%        99.3%

810 Seventh Avenue               1         692,060      4.9%          97.3%      1             692,060         4.9%        95.1%

919 Third Avenue   .             1       1,374,966      9.7%          96.6%      1            1,374,966        9.7%        97.9%

1350 Ave. of the Americas . . .  1         540,000      3.8%          95.0%      1            540,000          3.8%        92.8%
                                 -         -------      ----                     -            --------         ----
   SUBTOTAL - NEW YORK
   CITY OFFICE                   5       3,508,761     24.8%          97.3%      5            3,508,761        24.8%       97.0%

SUBTOTAL-OFFICE PROPERTIES (1)  81      14,163,377    100.0%          97.0%      81          14,159,738       100.0%       97.2%

As a Percent of Total
   Portfolio . . . . . .                              68.1%                                                    68.0%



                            ---------------------------------------------------------
                                       DECEMBER 31, 2000 (INCLUDING DEVELOPMENT
                                                  & ACQUISITIONS)
                              Number of       Rentable      Percent of      Percent
                               Buildings     Square Feet   Property Type      Leased
                            --------------------------------------------------------

University Square
   Princeton, NJ . . . .         3           131,105          0.9%         100.0%

Short Hills Office Center
   Short Hills, NJ . . .         3           557,036          3.9%         100.0%

Stand-alone New Jersey
   Office Properties . .         8          1,061,545         7.4%          96.9%
                                 -          ---------         ----

   SUBTOTAL - NEW JERSEY OFFICE 18          2,141,068         14.8%         98.7%

NEW YORK CITY OFFICE PROPERTIES

120 W. 45th Street .             1           443,109          3.1%         100.0%

100 Wall Street . . .            1           458,626          3.2%          99.3%

810 Seventh Avenue               1           692,060          4.8%          95.1%

919 Third Avenue   .             1          1,374,966         9.5%          97.9%

1350 Ave. of the Americas . . .  1           540,000          3.7%          92.8%
                                 -           -------          ----

   SUBTOTAL - NEW YORK
    CITY OFFICE                  5          3,508,761         24.3%         97.0%
                                ---

SUBTOTAL-OFFICE PROPERTIES (1)  82         14,437,238        100.0%         97.2%

As a Percent of Total
   Portfolio . . . . . .                                      67.8%



(1)  Percent leased excludes properties under development.

INDUSTRIAL PROPERTIES

LONG ISLAND INDUSTRIAL PROPERTIES

------------------------------------------------------------------------------------------------------------------------------
                                            SEPTEMBER 30, 2000                    DECEMBER 31, 2000 (EXCLUDING DEVELOPMENT
                                                                                        & ACQUISITIONS)
                              Number of  Rentable     Percent of    Percent    Number of   Rentable    Percent of     Percent
Property                      Buildings Square Feet  Property Type  Leased     Buildings  Square Feet  Property Type   Leased
------------------------------------------------------------------------------------------------------------------------------

Vanderbilt Industrial Park (1)
   Hauppauge, NY . . . .        47       2,379,895      41.8%       98.6%         47      2,379,895       41.8%        96.8%

Airport International Plaza
   Bohemia, NY . . . . .        20       1,082,510      19.0%       98.2%         20      1,082,510       19.0%        97.7%

County Line Industrial Center
   Melville, NY  . . . .         4         342,174       6.0%      100.0%          4        342,174        6.0%       100.0%

Other Submarkets

                            ---------------------------------------------------------
                                       DECEMBER 31, 2000 (INCLUDING DEVELOPMENT
                                                  & ACQUISITIONS)
                              Number of       Rentable      Percent of      Percent
                               Buildings     Square Feet   Property Type      Leased
                            --------------------------------------------------------

Vanderbilt Industrial Park (1)
   Hauppauge, NY . . . .        47           2,379,895        40.4%          96.8%

Airport International Plaza
   Bohemia, NY . . . . .        21           1,288,510        21.9%          98.1%

County Line Industrial Center
   Melville, NY  . . . .         4             342,174         5.8%         100.0%

Other Submarkets


















RECKSON ASSOCIATES REALTY CORP.
OCCUPANCY ANALYSIS
DECEMBER 31, 2000
------------------------------------------------------------------------------------------------------------------------------
                                            SEPTEMBER 30, 2000                    DECEMBER 31, 2000 (EXCLUDING DEVELOPMENT
                                                                                        & ACQUISITIONS)
                              Number of  Rentable     Percent of    Percent    Number of   Rentable    Percent of
Property                      Buildings Square Feet  Property Type  Leased     Buildings  Square Feet  Property Type
------------------------------------------------------------------------------------------------------------------------------


   Farmingdale . . . . .         3      520,615         9.2%         98.9%        3         520,615         9.2%

   Melville  . . . . . .         4      246,169         4.3%        100.0%        4         246,169         4.3%

   Islip/Islandia  . . .         6      212,400         3.7%        100.0%        6         212,400         3.7%

   Hauppauge  . . . . .          2      195,942         3.4%         97.4%        2         195,942         3.4%

   Other .  . . . . . .          8      708,740        12.5%        100.0%        8         708,740         12.5%
                                 -      -------        -----                      -         -------         -----
     SUBTOTAL - LONG
     ISLAND INDUSTRIAL          94    5,688,445        85.8%         98.7%        94       5,688,445        85.8%


Stand-alone Westchester (2)
     Industrial Properties       3      163,000         2.5%        100.0%        3         163,000         2.5%

Stand-alone Connecticut
     Industrial Properties       1      452,414         6.8%        100.0%        1         452,414         6.8%

Stand-alone New Jersey
     Industrial Properties       5      324,254         4.9%         82.4%        5         324,254         4.9%

SUBTOTAL-INDUSTRIAL
PROPERTIES(3)                  103    6,628,113       100.0%         98.0%       103       6,628,113       100.0%

As a Percent of Total Portfolio ..                     31.8%                                                31.9%

RETAIL PROPERTIES                2       20,000       100.0%         100.0%       2         20,000         100.0%

As a Percent of Total
   Portfolio                                            0.1%                                                 0.1%

TOTAL - ALL                     186  20,811,490       100.0%        97.3%       186      20,807,851        100.0%
PROPERTIES (3)



                                   ----------------------------------------------------------------------
                                          DECEMBER 31, 2000 (INCLUDING DEVELOPMENT & ACQUISITIONS)
                                    Percent       Number of        Rentable       Percent of     Percent
                                    Leased        Buildings       Square Feet    Property Type   Leased
                                   ---------------------------------------------------------------------
   Farmingdale . . . . .              98.9%           3             520,615            8.8%       98.9%

   Melville  . . . . . .             100.0%           4             246,169            4.2%      100.0%

   Islip/Islandia  . . .             100.0%           6             212,400            3.6%      100.0%

   Hauppauge  . . . . .               99.1%           2             195,942            3.3%       99.1%

   Other .  . . . . . .              100.0%           8             708,740           12.0%      100.0%
                                                      -             -------           -----

     SUBTOTAL - LONG
     ISLAND INDUSTRIAL                98.1%           95           5,894,445           86.3%       98.2%

Stand-alone Westchester (2)
     Industrial Properties            96.7%           3             163,000            2.4%       96.7%

Stand-alone Connecticut
     Industrial Properties           100.0%           1             452,414            6.6%      100.0%

Stand-alone New Jersey
     Industrial Properties            82.4%           5             324,254            4.7%       82.4%

SUBTOTAL-INDUSTRIAL PROPERTIES        97.4%          104          6,834,113          100.0%       97.5%

As a Percent of Total Portfolio                                                       32.1%

RETAIL PROPERTIES                     46.0%           2              20,000          100.0%       46.0%

As a Percent of Total
   Portfolio                                                                           0.1%

TOTAL - ALL
PROPERTIES (3)                       97.3%           188          21,291,351         100.0%       97.3%


      (1) Rentable square feet includes a 56,875 square foot vacant building under redevelopment; percent leased excludes this property.

      (2) Rentable square feet as of September 30, 2000 includes a 45,000 square foot building under redevelopment which was 22% leased; percent leased as of September 30, 2000 excludes this property. As of December 31, 2000 this property is currently 88% leased.

      (3) Percent leased excludes properties under development.

RECKSON ASSOCIATES REALTY CORP.
OCCUPANCY ANALYSIS
DECEMBER 31, 2000



                     RECKSON PORTFOLIO HISTORICAL OCCUPANCY





                                [GRAPHIC OMITTED]






                                [GRAPHIC OMITTED]


                            INDUSTRIAL    OFFICE
                             ----------    ------
DECEMBER 1996                  96.3%       96.8%
DECEMBER 1997                  95.8%       95.3%
DECEMBER 1998                  96.4%       96.8%
DECEMBER 1999                  96.0%       98.2%
DECEMBER 2000                  97.2%       97.5%

Note:  Percent leased excludes properties under development

RECKSON ASSOCIATES REALTY CORP.
EXECUTED LEASES AND RENEWAL ANALYSIS
DECEMBER 31, 2000
                                                                TOTAL PORTFOLIO

                                                                       QUARTER ENDED DECEMBER 31, 2000

                                                                                              RESEARCH &
                                                        OFFICE (1)       INDUSTRIAL (2)       DEVELOPMENT (3)           TOTAL
                                                        ----------       --------------       ---------------           -----
EXECUTED LEASES (8)

TOTAL PORTFOLIO
          NUMBER OF EXECUTED LEASES                           49                  7                     5                     61
          SQUARE FOOTAGE                                 611,851            262,610                65,066                939,527
          AVERAGE RENT                                    $29.96              $6.69                $18.67
          AVERAGE EFFECTIVE RENT                          $26.67              $6.37                $17.03

LONG ISLAND PORTFOLIO
          NUMBER OF EXECUTED LEASES                           12                  5                     2                     19
          SQUARE FOOTAGE                                 205,780            246,460                16,498                468,738
          AVERAGE RENT                                    $25.69              $6.51                $17.39
          AVERAGE EFFECTIVE RENT                          $21.99              $6.20                $16.37

WESTCHESTER PORTFOLIO
          NUMBER OF EXECUTED LEASES                           17                                        3                     20
          SQUARE FOOTAGE                                 133,190                                   48,568                181,758
          AVERAGE RENT                                    $26.42                                   $19.10
          AVERAGE EFFECTIVE RENT                          $24.11                                   $17.26

CONNECTICUT PORTFOLIO
          NUMBER OF EXECUTED LEASES                            5                                                               5
          SQUARE FOOTAGE                                  24,049                                                          24,049
          AVERAGE RENT                                    $33.57
          AVERAGE EFFECTIVE RENT                          $31.76

NEW JERSEY PORTFOLIO
          NUMBER OF EXECUTED LEASES                            7                  2                                            9
          SQUARE FOOTAGE                                 180,514             16,150                                      196,664
          AVERAGE RENT                                    $21.73(9)           $9.39
          AVERAGE EFFECTIVE RENT                          $18.37(9)           $8.96

NEW YORK CITY PORTFOLIO
          NUMBER OF EXECUTED LEASES                            8                                                               8
          SQUARE FOOTAGE                                  68,318                                                          68,318
          AVERAGE RENT                                    $70.17(10)
          AVERAGE EFFECTIVE RENT                          $65.94(10)

RENEWALS

LEASES EXPIRING DURING PERIOD                                 45                  8                     2                     55
SQUARE FOOTAGE EXPIRING DURING PERIOD                    252,850             84,450                13,204                350,504
SQUARE FOOTAGE RENEWED DURING PERIOD                     172,134             28,150                13,204                213,488
RENEWAL PERCENTAGE                                          68.1%              33.3%                100.0%                  60.9%



                                                                     12 MONTHS ENDED DECEMBER 31, 2000

                                                                                                    RESEARCH &
                                                         OFFICE (4)        INDUSTRIAL (5)           DEVELOPMENT (6)          TOTAL
                                                         ----------        --------------           ---------------          -----
EXECUTED LEASES (8)

TOTAL PORTFOLIO
          NUMBER OF EXECUTED LEASES                          248                38                       9                     295
          SQUARE FOOTAGE                               2,692,518         1,128,593                 159,057               3,980,168
          AVERAGE RENT                                    $28.85             $6.97                  $13.32
          AVERAGE EFFECTIVE RENT                          $25.84             $6.56                  $12.49

LONG ISLAND PORTFOLIO
          NUMBER OF EXECUTED LEASES                           67                36                       6                     109
          SQUARE FOOTAGE                                 753,701         1,112,443                 110,489               1,976,633
          AVERAGE RENT                                    $27.05             $6.94                  $10.78
          AVERAGE EFFECTIVE RENT                          $24.07             $6.53                  $10.40

WESTCHESTER PORTFOLIO
          NUMBER OF EXECUTED LEASES                           77                                         3                      80
          SQUARE FOOTAGE                                 909,196                                    48,568                 957,764
          AVERAGE RENT                                    $25.73                                    $19.10
          AVERAGE EFFECTIVE RENT                          $23.28                                    $17.26

CONNECTICUT PORTFOLIO
          NUMBER OF EXECUTED LEASES                           25                                                                25
          SQUARE FOOTAGE                                 149,301                                                           149,301
          AVERAGE RENT                                    $28.64
          AVERAGE EFFECTIVE RENT                          $26.25

NEW JERSEY PORTFOLIO
          NUMBER OF EXECUTED LEASES                           46                 2                                              48
          SQUARE FOOTAGE                                 548,878            16,150                                         565,028
          AVERAGE RENT                                    $24.28             $9.39
          AVERAGE EFFECTIVE RENT                          $21.19             $8.96

NEW YORK CITY PORTFOLIO
          NUMBER OF EXECUTED LEASES                           33                                                                33
          SQUARE FOOTAGE                                 331,442                                                           331,442
          AVERAGE RENT                                    $49.14
          AVERAGE EFFECTIVE RENT                          $44.44

RENEWALS

LEASES EXPIRING DURING PERIOD                                153                39                       8                     200
SQUARE FOOTAGE EXPIRING DURING PERIOD                  1,184,352           490,014                 140,492               1,814,858
SQUARE FOOTAGE RENEWED DURING PERIOD                     737,929           362,168                 107,195               1,207,292
RENEWAL PERCENTAGE                                          62.3%             73.9%                   76.3%                   66.5%

(1)      Included in the total square footage is 208,748 square feet of non-incremental leases that, on average, at expiration, were paying a Base Rent of $23.12 / square foot and a  straightline  rent of $22.58 / square foot.  These leases were renewed or released at an average starting Base Rent of $26.71 and at a straightline rent of $28.00 / square foot.
(2)      Included in the total square footage is 107,657 square feet of non-incremental leases that, on average, at expiration, were paying a Base Rent of $8.28 / square foot and a  straightline  rent of $7.99/  square  foot.  These  leases were renewed or released at an average starting Base Rent of $9.57 and at a straightline rent of $9.51 / square foot.
(3)      Included in the total square footage is 13,204 square feet of non-incremental leases that, on average, at expiration,  were paying a Base Rent of $16.72 / square foot and a  straightline  rent of $15.68/  square foot.  These leases were renewed or released at an average starting Base Rent of $16.51 and at a straightline rent of $17.77 / square foot.
(4)      Included in the total square footage is 1,379,272 square feet of  non-incremental  leases that, on average,  at expiration, were paying a Base Rent of $23.92 / square foot and a straightline  rent of $23.36 / square foot. These leases were renewed or released at an average starting Base Rent of $25.93 and at a straightline rent of $27.45 / square foot.
(5)      Included in the total square footage is 507,283 square feet of non-incremental leases that, on average, at expiration, were paying a Base Rent of $6.37 / square foot and a  straightline  rent of $6.02 / square  foot.  These  leases were renewed or released at an average starting Base Rent of $6.92 and at a straightline rent of $7.22 / square foot.
(6)      Included in the total square footage is 83,195 square feet of non-incremental leases that, on average, at expiration,  were paying a Base Rent of $10.45 / square foot and a  straightline  rent of $10.16 / square foot.  These leases were renewed or released at an average starting Base Rent of $11.23 and at a straightline rent of $11.58 / square foot.
(7)      Base Rent is equal to annualized base rent plus non-recoverable operating expense pass-throughs.
(8)      Includes new and renewed leases during the period.
(9)      Excluding  one  triple net lease for  130,009  sf,  the  average  rent and the net  effective  rent are $29.18 and  $26.87, respectively.
(10)     Excluding two ground floor retail  spaces  totaling  12,758 sf, the average rent and the net effective  rent are $63.60 and
         $59.24, respectively.

RECKSON ASSOCIATES REALTY CORP.
LEASE EXPIRATION COMPARISON
DECEMBER 31, 2000

                                OFFICE PORTFOLIO

                                                                                                                    Cumulative
                         Number of Leases Expiring      Square Feet Expiring       % Square Feet Expiring      Square Feet Expiring
                         -------------------------      --------------------       ----------------------      --------------------
Year of Expiration           Sep-00    Dec-00           Sep-00        Dec-00          Sep-00     Dec-00         Sep-00      Dec-00
------------------           ------    ------           ------        ------          ------     ------         ------      ------
    2001                       144       148            977,999        919,884         7.5%       6.8%            7.5%       6.8%
    2002                       143       144          1,173,551      1,139,298         9.0%       8.4%           16.5%      15.2%
    2003                       139       141          1,182,580      1,156,366         9.1%       8.5%           25.6%      23.7%
    2004                       149       149          1,236,469      1,243,715         9.5%       9.2%           35.1%      32.8%
    2005                       213       218          1,973,850      1,975,976        15.2%      14.5%           50.3%      47.4%
    2006                        83       101          1,263,630      1,396,408         9.7%      10.3%           60.0%      57.7%
    2007 and thereafter        208       220          5,210,039      5,752,443        40.0%      42.3%          100.0%     100.0%
                             -----     -----         ----------     ----------       -----      -----

    Total                    1,079     1,121         13,018,118     13,584,090       100.0%     100.0%
                             =====     =====         ==========     ==========       =====      =====

                           INDUSTRIAL / R&D PORTFOLIO

                                                                                                                    Cumulative
                         Number of Leases Expiring      Square Feet Expiring       % Square Feet Expiring      Square Feet Expiring
                         -------------------------      --------------------       ----------------------      --------------------
Year of Expiration           Sep-00    Dec-00           Sep-00        Dec-00          Sep-00     Dec-00         Sep-00      Dec-00
------------------           ------    ------           ------        ------          ------     ------         ------      ------
    2001                       35         36           653,259        843,969          10.9%      13.5%          10.9%        13.5%
    2002                       29         30           358,964        367,964           6.0%       5.9%          16.8%        19.4%
    2003                       35         33           975,882        773,872          16.2%      12.4%          33.0%        31.7%
    2004                       44         43           763,303        733,303          12.7%      11.7%          45.7%        43.5%
    2005                       22         25           756,227        780,497          12.6%      12.5%          58.3%        56.0%
    2006                       20         21           783,855        787,855          13.0%      12.6%          71.3%        68.5%
    2007 and thereafter        42         49         1,726,513      1,967,112          28.7%      31.5%         100.0%       100.0%
                             ----       ----         ---------      ---------        -------    -------

    Total                     227        237         6,018,003      6,254,572         100.0%     100.0%
                             ====       ====         =========      =========        =======    =======

                                 TOTAL PORTFOLIO

                                                                                                                    Cumulative
                         Number of Leases Expiring      Square Feet Expiring       % Square Feet Expiring      Square Feet Expiring
                         -------------------------      --------------------       ----------------------      --------------------
Year of Expiration           Sep-00    Dec-00           Sep-00        Dec-00          Sep-00     Dec-00         Sep-00      Dec-00
------------------           ------    ------           ------        ------          ------     ------         ------      ------
    2001                        179       184          1,631,258      1,763,853         8.6%       8.9%            8.6%      8.9%
    2002                        172       174          1,532,515      1,507,262         8.1%       7.6%           16.6%     16.5%
    2003                        174       174          2,158,462      1,930,238        11.3%       9.7%           28.0%     26.2%
    2004                        193       192          1,999,772      1,977,018        10.5%      10.0%           38.5%     36.2%
    2005                        235       243          2,730,077      2,756,473        14.3%      13.9%           52.8%     50.1%
    2006                        103       122          2,047,485      2,184,263        10.8%      11.0%           63.6%     61.1%
    2007 and thereafter         250       269          6,936,552      7,719,555        36.4%      38.9%          100.0%    100.0%
                             ------    ------        -----------    -----------      -------    -------

    Total                     1,306     1,358         19,036,121     19,838,662       100.0%     100.0%
                             ======    ======        ===========    ===========      =======    =======

RECKSON ASSOCIATES REALTY CORP.
LEASE EXPIRATION COMPARISON
DECEMBER 31, 2000

                       LONG ISLAND OFFICE (EXCLUDING OMNI)

                    Number of
                      Leases         Square Feet       % Square Feet    Per Square Foot      Per Square
                     Expiring          Expiring           Expiring        S/L Rent (1)      Foot Rent (2)
Year of           --------------  -------------------     --------        ------------      -------------
Expiration        Sep-00  Dec-00   Sep-00     Dec-00   Sep-00  Dec-00   Sep-00   Dec-00   Sep-00   Dec-00
----------        ------  ------   ------     ------   ------  ------   ------   ------   ------   ------
2001                40      41     179,285    178,087    5.9%    5.5%   $22.94   $22.00   $24.62   $23.96
2002                33      34     165,462    170,262    5.4%    5.2%   $22.24   $22.08   $24.82   $24.78
2003                49      50     291,296    301,674    9.5%    9.2%   $22.12   $22.52   $25.09   $25.26
2004                45      45     275,654    272,624    9.0%    8.4%   $23.04   $23.21   $25.84   $26.08
2005                67      68     603,218    591,907   19.7%   18.1%   $22.17   $23.19   $24.66   $24.97
2006                12      14      53,384     74,876    1.7%    2.3%       --   $26.48       --   $30.55
2007 and
  thereafter        73      77   1,489,770  1,675,145   48.7%   51.3%       --       --       --       --
                  ----    ----   ---------  ---------  -----   -----

Total / Weighted
  Average          319     329   3,058,069  3,264,575  100.0%  100.0%
                  ====    ====   =========  =========  =====   =====

                                      OMNI

                    Number of
                      Leases         Square Feet       % Square Feet    Per Square Foot      Per Square
                     Expiring          Expiring           Expiring        S/L Rent (1)      Foot Rent (2)
Year of           --------------  -------------------     --------        ------------      -------------
Expiration        Sep-00  Dec-00   Sep-00     Dec-00   Sep-00  Dec-00   Sep-00   Dec-00   Sep-00   Dec-00
----------        ------  ------   ------     ------   ------  ------   ------   ------   ------   ------
2001                 4       4      32,680     32,680    5.6%    5.5%   $27.39   $29.00   $34.02   $35.81
2002                 4       4      80,060     80,060   13.8%   13.4%   $26.23   $26.23   $30.60   $29.99
2003                 6       6      81,809     64,356   14.1%   10.8%   $29.60   $30.19   $34.59   $34.70
2004                 4       4     112,414    112,414   19.4%   18.8%   $26.05   $26.12   $33.44   $34.08
2005                 7       7      59,166     59,166   10.2%    9.9%   $27.99   $27.99   $34.47   $35.24
2006                 0       0           0          0    0.0%    0.0%       --       --       --       --
2007 and
  thereafter         8       8     214,323    249,246   36.9%   41.7%       --       --       --       --
                  ----    ----   ---------  ---------  -----   -----

Total / Weighted
  Average           33      33     580,452    597,922  100.0%  100.0%
                  ====    ====   =========  =========  =====   =====

(1) Per Square Foot Rent represents annualized straightline rent as of the lease expiration date.
(2) Per Square Foot Rent represents annualized base rent as of the lease expiration date plus non-recoverable operating expense pass-throughs.

RECKSON ASSOCIATES REALTY CORP.
LEASE EXPIRATION COMPARISON
DECEMBER 31, 2000

                               WESTCHESTER OFFICE

                    Number of
                      Leases         Square Feet       % Square Feet    Per Square Foot      Per Square
                     Expiring          Expiring           Expiring        S/L Rent (1)      Foot Rent (2)
Year of           --------------  -------------------     --------        ------------      -------------
Expiration        Sep-00  Dec-00   Sep-00     Dec-00   Sep-00  Dec-00   Sep-00   Dec-00   Sep-00   Dec-00
----------        ------  ------   ------     ------   ------  ------   ------   ------   ------   ------
2001                 39      38    255,484    223,154    8.4%    7.1%   $20.73   $20.42   $21.12   $20.92
2002                 47      45    459,105    425,736   15.0%   13.6%   $20.20   $20.73   $20.47   $21.04
2003                 43      41    263,153    259,202    8.6%    8.3%   $21.94   $21.94   $23.26   $23.22
2004                 26      28    158,602    163,164    5.2%    5.2%   $21.08   $21.05   $22.04   $22.04
2005                 48      52    381,712    414,494   12.5%   13.2%   $24.97   $23.94   $25.17   $24.31
2006                 10      16    544,828    599,566   17.8%   19.2%       --   $21.43       --   $23.28
2007 and
  thereafter         36      37    994,211  1,045,433   32.5%   33.4%       --       --       --       --
                   ----    ----  ---------  ---------  ------  ------

Total / Weighted
  Average           249     257  3,057,095  3,130,749  100.0%  100.0%
                   ====    ====  =========  =========  ======  ======


                                 STAMFORD OFFICE

                    Number of
                      Leases         Square Feet       % Square Feet    Per Square Foot      Per Square
                     Expiring          Expiring           Expiring        S/L Rent (1)      Foot Rent (2)
Year of           --------------  -------------------     --------        ------------      -------------
Expiration        Sep-00  Dec-00   Sep-00     Dec-00   Sep-00  Dec-00   Sep-00   Dec-00   Sep-00   Dec-00
----------        ------  ------   ------     ------   ------  ------   ------   ------   ------   ------
2001                 22      29    136,087    155,165   13.3%   14.4%   $22.58   $22.09   $25.11   $22.03
2002                 20      19    100,199     89,039    9.8%    8.3%   $27.39   $27.45   $28.30   $28.80
2003                 14      15     95,298     96,824    9.3%    9.0%   $31.50   $31.40   $32.26   $32.40
2004                 20      20    221,929    231,155   21.7%   21.5%   $22.85   $22.45   $23.74   $22.96
2005                 23      24    109,943    118,425   10.8%   11.0%   $28.28   $26.82   $30.27   $28.62
2006                 10      13    210,641    221,265   20.6%   20.6%       --   $23.75       --   $24.27
2007 and
  thereafter         10      11    148,458    162,113   14.5%   15.1%       --       --       --       --
                   ----    ----  ---------  ---------  ------  ------

Total / Weighted
  Average           119     131  1,022,555  1,073,986  100.0%  100.0%
                   ====    ====  =========  =========  ======  ======

(1) Per Square Foot Rent represents annualized straightline rent as of the lease expiration date.
(2) Per Square Foot Rent represents annualized base rent as of the lease expiration date plus non-recoverable operating expense pass-throughs.

RECKSON ASSOCIATES REALTY CORP.
LEASE EXPIRATION COMPARISON
DECEMBER 31, 2000

                                NEW JERSEY OFFICE

                    Number of
                      Leases         Square Feet       % Square Feet    Per Square Foot      Per Square
                     Expiring          Expiring           Expiring        S/L Rent (1)      Foot Rent (2)
Year of           --------------  -------------------     --------        ------------      -------------
Expiration        Sep-00  Dec-00   Sep-00     Dec-00   Sep-00  Dec-00   Sep-00   Dec-00   Sep-00   Dec-00
----------        ------  ------   ------     ------   ------  ------   ------   ------   ------   ------
2001                 21      21    239,999    203,392   12.4%    9.6%   $17.85   $18.18   $18.08   $18.44
2002                 21      21    184,595    184,786    9.5%    8.7%   $19.80   $19.83   $20.43   $20.47
2003                 20      22    335,298    318,584   17.3%   15.1%   $19.94   $18.67   $20.04   $18.79
2004                 34      32    244,184    239,383   12.6%   11.3%   $22.44   $22.49   $22.98   $23.03
2005                 34      32    382,221    354,343   19.7%   16.8%   $22.56   $22.97   $23.61   $23.63
2006                  4       9     93,903    149,686    4.8%    7.1%       --   $22.65       --   $23.94
2007 and
  thereafter         14      17    461,251    663,491   23.8%   31.4%       --       --       --       --
                   ----    ----  ---------  ---------  ------  ------

Total / Weighted
  Average           148     154  1,941,451  2,113,665  100.0%  100.0%
                   ====    ====  =========  =========  ======  ======

                              NEW YORK CITY OFFICE

                    Number of
                      Leases         Square Feet       % Square Feet    Per Square Foot      Per Square
                     Expiring          Expiring           Expiring        S/L Rent (1)      Foot Rent (2)
Year of           --------------  -------------------     --------        ------------      -------------
Expiration        Sep-00  Dec-00   Sep-00     Dec-00   Sep-00  Dec-00   Sep-00   Dec-00   Sep-00   Dec-00
----------        ------  ------   ------     ------   ------  ------   ------   ------   ------   ------
2001                 18      15    134,464    127,406    4.0%    3.7%   $33.07   $32.64   $30.43   $29.66
2002                 18      21    184,130    189,415    5.5%    5.6%   $32.02   $32.48   $32.87   $33.25
2003                  7       7    115,726    115,726    3.4%    3.4%   $31.89   $31.89   $32.34   $32.33
2004                 20      20    223,686    224,975    6.7%    6.6%   $36.74   $36.60   $37.72   $37.69
2005                 34      35    437,590    437,641   13.0%   12.9%   $35.58   $35.26   $36.89   $36.53
2006                 47      49    360,874    351,015   10.7%   10.3%       --   $29.66       --   $30.74
2007 and
  thereafter         67      70  1,902,026  1,957,015   56.6%   57.5%       --       --       --       --
                   ----    ----  ---------  ---------  ------  ------

Total / Weighted
  Average           211     217  3,358,496  3,403,193  100.0%  100.0%
                   ====    ====  =========  =========  ======  ======

(1) Per Square Foot Rent represents annualized straightline rent as of the lease expiration date.
(2) Per Square Foot Rent represents annualized base rent as of the lease expiration date plus non-recoverable operating expense pass-throughs.

RECKSON ASSOCIATES REALTY CORP.
LEASE EXPIRATION COMPARISON
DECEMBER 31, 2000

                                   INDUSTRIAL

                    Number of
                      Leases         Square Feet       % Square Feet    Per Square Foot      Per Square
                     Expiring          Expiring           Expiring        S/L Rent (1)      Foot Rent (2)
Year of           --------------  -------------------     --------        ------------      -------------
Expiration        Sep-00  Dec-00   Sep-00     Dec-00   Sep-00  Dec-00   Sep-00   Dec-00   Sep-00   Dec-00
----------        ------  ------   ------     ------   ------  ------   ------   ------   ------   ------
2001                28      29     557,139    567,139   11.7%   11.4%    $5.42    $5.46    $6.77    $6.40
2002                26      27     240,344    249,344    5.1%    5.0%    $6.43    $6.46    $7.19    $7.20
2003                30      29     731,234    735,934   15.4%   14.8%    $5.30    $5.35    $6.11    $6.22
2004                34      34     634,085    634,085   13.3%   12.8%    $6.40    $6.40    $7.10    $7.10
2005                18      19     396,810    400,960    8.3%    8.1%    $5.81    $5.87    $7.96    $8.02
2006                17      18     718,899    722,899   15.1%   14.6%       --    $6.05       --    $7.68
2007 and
  thereafter        32      35   1,474,012  1,652,695   31.0%   33.3%       --       --       --       --
                  ----    ----   ---------  ---------  -----   -----

Total / Weighted
  Average          185     191   4,752,523  4,963,056  100.0%  100.0%
                  ====    ====   =========  =========  =====   =====

                            RESEARCH AND DEVELOPMENT

                    Number of
                      Leases         Square Feet       % Square Feet    Per Square Foot      Per Square
                     Expiring          Expiring           Expiring        S/L Rent (1)      Foot Rent (2)
Year of           --------------  -------------------     --------        ------------      -------------
Expiration        Sep-00  Dec-00   Sep-00     Dec-00   Sep-00  Dec-00   Sep-00   Dec-00   Sep-00   Dec-00
----------        ------  ------   ------     ------   ------  ------   ------   ------   ------   ------
2001                 7       7      96,120    276,830    7.6%   21.4%   $11.61    $5.62   $13.21    $6.86
2002                 3       3     118,620    118,620    9.4%    9.2%   $10.19   $10.19   $11.80   $11.82
2003                 5       4     244,648     37,938   19.3%    2.9%    $5.01    $9.20    $5.88   $10.15
2004                10       9     129,218     99,218   10.2%    7.7%   $11.98   $13.86   $13.43   $15.02
2005                 4       6     359,417    379,537   28.4%   29.4%    $8.33    $8.88    $9.27   $10.90
2006                 3       3      64,956     64,956    5.1%    5.0%       --   $17.50       --   $20.48
2007 and
  thereafter        10      14     252,501    314,417   20.0%   24.3%       --       --       --       --
                  ----    ----   ---------  ---------  -----   -----

Total / Weighted
  Average           42      46   1,265,480  1,291,516  100.0%  100.0%
                  ====    ====   =========  =========  =====   =====

(1) Per Square Foot Rent represents annualized straightline rent as of the lease expiration date.
(2) Per Square Foot Rent represents annualized base rent as of the lease expiration date plus non-recoverable operating expense pass-throughs.

Reckson Associates Realty Corp.
Lease Expiration Comparison
December 31, 2000



                         Expiring rent vs. Market Rent
                               Suburban Portfolio





                               [GRAPHIC OMITTED]



                     EXPIRING RENT (1)       MARKET RENT (2)      DIFFERENCE
                      -----------------       ---------------      ----------
LONG ISLAND              $23.78                  $28.86               21%
WESTCHESTER              $21.71                  $29.62               36%
NEW JERSEY               $20.84                  $29.66               42%



Source: Cushman & Wakefield

(1)  Represents  average  rents for  leases  expiring  over the next 6 years
(2)  Average asking rents as provided by Cushman & Wakefield

Reckson Associates Realty Corp.
Lease Expiration Comparison
December 31, 2000


                         Expiring Rent vs. Market Rent
                              CBD Office Portfolio





                               [GRAPHIC OMITTED]





                      EXPIRING RENT (1)       MARKET RENT (2)      DIFFERENCE
                       -----------------       ---------------      ----------
CONNECTICUT                $24.71                 $44.41                80%
NEW YORK CITY              $33.25                 $60.96                83%



Source: Cushman & Wakefield

(1)  Represents  average  rents for  leases  expiring  over the next 6 years
(2)  Average asking rents as provided by Cushman & Wakefield

RECKSON ASSOCIATES REALTY CORP.
PORTFOLIO SNAPSHOT (BASED ON 4TH QUARTER 2000)




------------------------------------------------------------------------------------------------
         GEOGRAPHIC DISTRIBUTION                                  PROPERTY TYPE

------------------------------------------------------------------------------------------------




Square Feet - Geographic Distribution                                Square Feet - Property Type

Long Island           49%                                            Office                 68%
New York City         16%                                            Industrial             32%
Westchester           16%
Connecticut            7%
New Jersey            12%


Revenue - Geographic Distribution                                    Revenue -  Property Type

Long Island           36%                                             Office                 88%
New York City         25%                                             Industrial             12%
Westchester           19%
Connecticut            8%
New Jersey            12%




NOI - Geographic Distribution



Long Island           38%                                           NOI - Propery Type
New York City         20%                                            Office                 85%
Westchester           19%                                            Industrial             15%
Connecticut            8%
New Jersey            14%


FFO - Geographic Distribution

Long Island           32%                                           FFO - Propery Type
New York City         31%                                            Office                 87%
Westchester           17%                                            Industrial             13%
Connecticut            7%
New Jersey            13%



-----------------------------------------------------------------------------
               CBD VS SURBURBAN ( OFFICE SPACE ONLY )

-----------------------------------------------------------------------------






             ------------------
             ------------------
 CBD/Suburban      SqFt                                    CBD/Suburban      NOI
 ------------------------------
 ------------------------------
 CBD                                   37%                 CBD                37%
 ------------------------------
 ------------------------------
 Suburban                              63%                 Suburban           63%
 ------------------------------
 ------------------------------


             ------------------
             ------------------

             ------------------
             ------------------
CBD/Suburban      Revenue                                  CBD/Suburban     FFO
 ------------------------------
 ------------------------------
 CBD                                   40%                 CBD                46%
 ------------------------------
 ------------------------------
 Suburban                              60%                 Suburban           54%
 ------------------------------
 ------------------------------




RECKSON ASSOCIATES REALTY CORP.
PORTFOLIO SNAPSHOT -
ADJUSTED FOR MINORITY INTEREST IN TRI-STATE JOINT VENTURE TRANSACTION AND 919 3RD AVENUE FREE RENT ADDBACK

Square Feet - Geographic Distribution

Long Island               49%
New York City             17%
Westchester               16%
Connecticut                7%
New Jersey                11%



Square Feet - Property Type

Office                    67%
Industrial                33%



Revenue - Geographic Distribution

Long Island               32%
New York City             33%
Westchester               17%
Connecticut                7%
New Jersey                11%



Revenue -  Property Type

Office                    88%
Industrial                12%



NOI - Geographic Distribution

Long Island               34%
New York City             31%
Westchester               17%
Connecticut                7%
New Jersey                11%



FOI -  Property Type

Office                    86%
Industrial                14%





FFO - Geographic Distribution

Long Island               33%
New York City             32%
Westchester               17%
Connecticut                6%
New Jersey                12%


FFO -  Property Type

Office                    86%
Industrial                14%

CBD/Suburban   SqFt                                        CBD/Suburban     FFO
CBD                       38%                               CBD             47%
Suburban                  62%                               Suburban        53%



CBD/Suburban   Revenue
CBD                       47%
Suburban                  53%



CBD/Suburban    NOI
CBD                       47%
Suburban                  53%

            NON-INCREMENTAL REVENUE GENERATING CAPITAL EXPENDITURES,
                TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS

The  following   table   summarizes  the   expenditures   incurred  for  capital
expenditures for the entire portfolio and tenant improvements and leasing commissions for space leased at the Company's office and industrial properties for the twelve month period ended December 31, 2000 and the historical average of such capital expenditures, tenant improvements and leasing commissions for the years 1996 through 1999.

             NON-INCREMENTAL REVENUE GENERATING CAPITAL EXPENDITURES

                                                                                                      1996-1999
                                          1996          1997             1998           1999           AVERAGE            2000
                                       -----------   -------------   -------------   -------------   -------------    -------------
  SUBURBAN OFFICE PROPERTIES

    Total                             $   375,026   $   1,108,675   $   2,004,976   $   2,298,899   $   1,446,894     $   3,289,116
    Per Square Foot                          0.13            0.22            0.23            0.23            0.20              0.33

  CBD OFFICE PROPERTIES

    Total                                     N/A             N/A             N/A             N/A             N/A      $     946,718
    Per Square Foot                           N/A             N/A             N/A             N/A             N/A               0.38

 INDUSTRIAL PROPERTIES

    Total                             $   670,751   $     733,233   $   1,205,266   $   1,048,688   $     914,484     $     813,431
    Per Square Foot                          0.18            0.15            0.12            0.11            0.14              0.11


                                      NON-INCREMENTAL REVENUE GENERATING TENANT IMPROVEMENTS AND LEASING COMMISSIONS

                                                                                  1996-1999
                                     1996         1997        1998        1999     AVERAGE       2000          NEW        RENEWAL
                                 --------   ----------   ----------   ----------  ---------   ----------   ----------   ----------

LONG ISLAND OFFICE PROPERTIES

  Tenant Improvements            $523,574   $  784,044   $1,140,251   $1,009,357 $  864,307   $2,853,706   $1,547,414   $1,306,292
  Per Square Foot Improved           4.28         7.00         3.98         4.73       5.00         6.99         7.46         6.50
  Leasing Commissions            $119,047   $  415,822   $  418,191   $  551,762 $  376,206   $2,208,604   $  671,548   $1,537,056
  Per Square Foot Leased             0.97         4.83         1.46         2.59       2.46         4.96         3.24         6.47
                                 --------   ----------   ----------   ---------- ----------   ----------   ----------   ----------
   Total Per Square Foot         $   5.25   $    11.83   $    5.44    $    7.32  $     7.46   $    11.95   $    10.70   $    12.97
                                 ========   ==========   ==========   ========== ==========   ==========   ==========   ==========

WESTCHESTER OFFICE PROPERTIES

  Tenant Improvements            $834,764   $1,211,665   $  711,160   $1,316,611 $1,018,550   $1,860,027   $  769,954   $1,090,073
  Per Square Foot Improved           6.33         8.90         4.45         5.62       6.33         5.72         5.44         5.94
  Leasing Commissions            $264,388   $  366,257   $  286,150   $  457,730 $  343,631   $  412,226   $  327,172   $   85,054
  Per Square Foot Leased             2.00         2.69         1.79         1.96       2.11         3.00         2.31         0.47
                                 --------   ----------   ----------   ---------- ----------   ----------   ----------   ----------
   Total Per Square Foot         $   8.33   $    11.59   $     6.24   $     7.58 $     8.44   $     8.72   $    7.75    $     6.41
                                 ========   ==========   ==========   ========== ==========   ==========   ==========   ==========

CONNECTICUT OFFICE PROPERTIES (A)

  Tenant Improvements            $ 58,000   $1,022,421   $  202,880   $  179,043 $  449,952   $  385,531   $  366,800   $   18,731
  Per Square Foot Improved          12.45        13.39         5.92         4.88       9.16         4.19         7.78         0.42
  Leasing Commissions            $   0.00   $  256,615   $  151,063   $  110,252 $  159,363   $  453,435   $  264,785   $  188,650
  Per Square Foot Leased             0.00         3.36         4.41         3.00       2.69         4.92         5.62         4.19
                                 --------   ----------   ----------   ---------- ----------   ----------   ----------   ----------
   Total Per Square Foot         $  12.45   $    16.75   $    10.33   $     7.88 $    11.85   $     9.11   $    13.40   $     4.61
                                 ========   ==========   ==========   ========== ==========   ==========   ==========   ==========

NEW JERSEY OFFICE PROPERTIES

  Tenant Improvements            N/A        N/A          $  654,877   $  454,054 $  554,465   $1,580,323   $1,048,613   $  531,710
  Per Square Foot Improved       N/A        N/A                3.78         2.29       3.03         6.71         6.31         7.68
  Leasing Commissions            N/A        N/A          $  396,127   $  787,065 $  591,596   $1,031,950   $  654,761   $  377,189
  Per Square Foot Leased         N/A        N/A                2.08         3.96       3.02         4.44         4.02         5.44
                                 --------   ----------   ----------   ---------- ----------   ----------   ----------   ----------
   Total Per Square Foot         N/A        N/A          $     5.86   $     6.25 $     6.05   $    11.15   $    10.33   $    13.12
                                 ========   ==========   ==========   ========== ==========   ==========   ==========   ==========

NEW YORK CITY OFFICE PROPERTIES

  Tenant Improvements            N/A        N/A          N/A          N/A        N/A          $   65,267   $   65,267   $        0
  Per Square Foot Improved       N/A        N/A          N/A          N/A        N/A          $     1.79   $     4.53         0.00
  Leasing Commissions            N/A        N/A          N/A          N/A        N/A          $  418,185   $  226,543   $  191,642
  Per Square Foot Leased         N/A        N/A          N/A          N/A        N/A          $    11.50   $    15.72         8.73
                                 --------   ----------   ----------   ---------- ----------   ----------   ----------   ----------
   Total Per Square Foot         N/A        N/A          N/A          N/A        N/A          $    13.29   $    20.25   $     8.73
                                 ========   ==========   ==========   ========== ==========   ==========   ==========   ==========

INDUSTRIAL PROPERTIES

  Tenant Improvements            $380,334   $  230,466   $  283,842   $  375,646 $  317,572   $  650,216   $  507,115   $  143,101
  Per Square Foot Improved           0.72         0.55         0.76         0.25       0.57         0.95         2.68         0.29
  Leasing Commissions            $436,213   $   81,013   $  200,154   $  835,108 $  388,122   $  436,506   $  286,904   $  149,602
  Per Square Foot Leased             0.82         0.19         0.44         0.56       0.50         0.64         1.52         0.30
                                 --------   ----------   ----------   ---------- ----------   ----------   ----------   ----------
   Total Per Square Foot         $   1.54   $     0.75   $     1.20   $     0.81 $     1.07   $     1.59   $     4.20   $     0.59
                                 ========   ==========   ==========   ========== ==========   ==========   ==========   ==========



(A) 1996 - 1999 average weighted to reflect October 1996 acquisition date

                                MARKET STATISTICS
                                -----------------

Reckson Associates Realty Corp










                               [GRAPHIC OMITTED]














                         Long Island Class A Statistics
                                                                  1996         1997        1998        1999         2000
                          Direct Vacancy                           12.7%         8.7%        6.1%        5.6%         6.3%
                          Average Asking Rental Rates             $23.83       $26.14      $27.23      $27.69       $28.86

                         Westchester Class A Statistics
                                                                  1996         1997        1998        1999         2000
                          Direct Vacancy                           16.0%        13.3%       16.4%       15.0%        10.7%
                          Average Asking Rental Rates             $23.67       $25.14      $26.67      $27.23       $29.62

                          Source: Cushman & Wakefield

Reckson Associates Realty Corp











                                [GRAPHIC OMITTED]














              Southern Connecticut Class A Statistics
                                                      1996        1997        1998         1999        2000
              Direct Vacancy                           6.1%        4.2%        3.6%         4.0%        7.2%
              Average Asking Rental Rates           $26.19      $28.96      $32.22       $31.78      $44.41

              Northern New Jersey Class A Statistics
                                                      1996        1997        1998         1999        2000
              Direct Vacancy                           9.1%        4.7%        5.3%         4.6%        6.5%
              Average Asking Rental Rates           $24.55      $25.38      $27.42       $28.52      $29.66

              Source: Cushman & Wakefield

           Reckson Associates Realty Corp

           Long Island Submarket Class A Office Average Asking Rents










                                [GRAPHIC OMITTED]










                                                      1996        1997        1998         1999        2000
              CENTRAL NASSAU COUNTY                 $25.76      $28.79      $29.10       $29.93      $31.15
              WESTERN SUFFOLK COUNTY                $24.75      $26.55      $26.22       $27.34      $28.22
              EASTERN NASSAU COUNTY                 $21.73      $25.22      $27.49       $26.23      $28.75

Source: Cushman & Wakefield

Note: 47% of Long Island office revenue is derived from Central Nassau properties
          29% of Long Island office revenue is derived from Western Suffolk properties
          7% of Long Island office revenue is derived from Eastern Nassau properties

                Reckson Associates Realty Corp

                Long Island Class A Office Direct Vacancy Rates










                                [GRAPHIC OMITTED]








                                                                      1996         1997        1998        1999         2000
                          CENTRAL NASSAU COUNTY                      11.0%         7.5%        5.1%        5.1%         4.7%
                          WESTERN SUFFOLK COUNTY                      8.2%         7.7%        7.7%       11.6%        15.4%
                          EASTERN NASSAU COUNTY                      22.4%         6.4%        4.9%        0.9%         1.4%

Source: Cushman & Wakefield

Note: 47% of Long Island office revenue is derived from Central Nassau properties
          29% of Long Island office revenue is derived from Western Suffolk properties
          7% of Long Island office revenue is derived from Eastern Nassau properties

           Reckson Associates Realty Corp

           Westchester Submarkets Class A Office Average Asking Rents











                                [GRAPHIC OMITTED]










                                      TARRYTOWN / WESTERN          EASTERN                  CENTRAL                   WHITE
                                                                                                                    PLAINS CBD
                     1996                   $23.50                  $23.62                   $22.30                   $24.19
                     1997                   $24.43                  $26.53                   $22.39                   $25.09
                     1998                   $24.66                  $29.35                   $22.91                   $26.84
                     1999                   $27.30                  $27.70                   $27.07                   $27.44
                     2000                   $27.03                  $29.65                   $28.49                   $30.62

Source: Cushman & Wakefield

Note: 29% of Westchester office revenue is derived from Central properties 29% of Westchester office revenue is derived from Tarrytown / Western properties
         17% of Westchester office revenue is derived from Eastern properties 17% of Westchester office revenue is derived from White Plains properties

              Reckson Associates Realty Corp

              Westchester Submarkets Class A Office Direct Vacancy









                               [GRAPHIC OMITTED]












                             TARRYTOWN / WESTERN          EASTERN         CENTRAL      WHITE PLAINS CBD
                     1996           9.2%                    11.5%            7.9%           21.2%
                     1997           7.9%                     8.6%            5.7%           25.7%
                     1998           7.8%                    12.2%           12.3%           22.7%
                     1999           8.0%                    10.1%           13.5%           22.6%
                     2000           6.0%                     8.1%           12.0%           11.5%

Source: Cushman & Wakefield

Note: 29% of Westchester office revenue is derived from Central properties 29% of Westchester office revenue is derived from Tarrytown / Western properties
         17% of Westchester office revenue is derived from Eastern properties 17% of Westchester office revenue is derived from White Plains properties

Note: The 12.0% vacancy in Central Westchester is impacted by IBM selling a 383,000 owner occupied building. The location of this building is not easily accessible to major thoroughfares and employee bedroom communities. Excluding this building the vacany rate is 7.2%

            Reckson Associates Realty Corp

            New Jersey Submarkets Class A Office Average Asking Rent














                                [GRAPHIC OMITTED]











                 ESSEX COUNTY            BERGEN COUNTY           MERCER COUNTY
  1996             $23.84                   $23.57                   $22.11
  1997             $26.47                   $26.02                   $23.01
  1998             $27.74                   $27.37                   $24.49
  1999             $28.78                   $28.07                   $27.46
  2000             $28.90                   $29.41                   $30.32


Source: Cushman & Wakefield

Note: 57% of New Jersey office revenue is derived from Essex County office properties
         13% of New Jersey office revenue is derived from Bergen County office properties
         6% of New Jersey office revenue is derived from Mercer County office properties

Reckson Associates Realty Corp.




               NEW JERSEY SUBMARKETS CLASS A OFFICE DIRECT VACANCY










                               [GRAPHIC OMITTED]









               MERCER COUNTY       ESSEX COUNTY          BERGEN COUNTY
    1996           9.7%               9.0%                   15.6%
    1997           2.5%               4.7%                    7.8%
    1998           1.5%               3.3%                    6.8%
    1999           5.2%               6.0%                    5.3%
    2000           6.3%               9.6%                    5.1%


Source: Cushman & Wakefield


Note:    57% of New Jersey office revenue is derived from Essex County office properties
         13% of New Jersey office revenue is derived from Bergen County office properties
         6% of New Jersey office revenue is derived from Mercer County office properties

Reckson Associates Realty Corp.




           NEW YORK CITY SUBMARKETS CLASS A OFFICE AVERAGE ASKING RENT










                                [GRAPHIC OMITTED]











                               1996     1997     1998     1999     2000
Midtown West Side             $31.92   $33.10   $43.36   $48.28   $60.89
Financial East                $30.80   $29.77   $40.21   $37.64   $52.90
Midtown East Side             $36.27   $39.33   $47.85   $51.18   $61.46
6th Ave./Rockefeller Center   $39.43   $43.62   $51.33   $53.12   $65.91


Source: Cushman & Wakefield

Note:    46% of New York City office revenue is derived from Midtown West Side properties
         20% of New York City office revenue is derived from 6th Ave./Rockefeller Center properties
         19% of New York City office revenue is derived from Midtown East Side properties
         15% of New York City office revenue is derived from Financial East properties

Reckson Associates Realty Corp.


                   NEW YORK CITY CLASS A OFFICE DIRECT VACANCY











                                [GRAPHIC OMITTED]













                               1996      1997       1998        1999        2000
                               ----      ----       ----        ----        ----
MIDTOWN WEST SIDE              6.2%      3.7%       3.3%        4.6%        2.4%
FINANCIAL EAST                16.0%      8.2%       6.6%        3.4%        1.4%
MIDTOWN EAST SIDE              7.6%      5.6%       6.0%        3.8%        1.9%
6TH AVE./ROCKEFELLER CENTER    4.8%      2.7%       2.2%        1.6%        0.9%

Source: Cushman & Wakefield


Note:    46% of New York City office revenue is derived from Midtown West Side properties
         20% of New York City office revenue is derived from 6th Ave./Rockefeller Center properties
         19% of New York City office revenue is derived from Midtown East Side properties
         15% of New York City office revenue is derived from Financial East properties

                       VALUE CREATION PIPELINE STATISTICS
                       ----------------------------------

RECKSON ASSOCIATES REALTY CORP.
VALUE CREATION PIPELINE
DECEMBER 31, 2000



                                                                                                 ANTICIPATED       TOTAL
                                                                 ACRES /          INITIAL        INCREMENTAL    ANTICIPATED
STAGE/PROPERTY                                                  SQ. FEET        INVESTMENT       INVESTMENT     INVESTMENT
--------------                                                  --------        ----------       ----------     ----------


PROJECTS IN STABILIZATION PERIOD

100 Grasslands Road, Elmsford, NY                                    47,700         $563,000       $4,437,000      $5,000,000

919 3rd Avenue, New York City, NY (2)                             1,374,966     $277,500,000      $87,500,000    $365,000,000

50 Marcus Drive, Melville, NY                                       163,762       $2,930,000      $19,031,000     $21,961,000


---------------------------------------------------------------------------------------------------------------------------------
TOTAL PROJECTS IN STABILIZATION PERIOD                            1,586,428     $280,993,000     $110,968,000    $391,961,000
---------------------------------------------------------------------------------------------------------------------------------

PROJECTS UNDER DEVELOPMENT OR REPOSITIONING

Melville Expressway Corporate Center, Melville, NY ( Phase I )      277,500       $4,250,000      $39,196,000     $43,446,000


University Square , Princeton, NJ                                   315,000       $4,657,300      $45,739,700     $50,397,000

AIP 2001, Islip, NY                                                  71,000         $650,000       $5,042,000      $5,692,000


400 Moreland Road, Commack, NY                                       56,875       $1,562,000       $1,405,000      $2,967,000

---------------------------------------------------------------------------------------------------------------------------------
TOTAL PROJECTS UNDER DEVELOPMENT OR REPOSITIONING                   720,375      $11,119,300      $91,382,700    $102,502,000
---------------------------------------------------------------------------------------------------------------------------------

PROJECTS IN PLANNING

Melville Square Corporate Center II, Melville, NY                   255,000       $5,732,621      $27,927,379     $33,660,000

Melville Expressway Corporate Center, Melville, NY ( Phase II )     277,500       $4,250,000      $45,040,000     $49,290,000

Reckson Executive Park, Rye Brook, NY                               345,000       $8,000,000      $47,799,000     $55,799,000

Landmark 7, Stamford, CT                                             61,000               $0      $13,208,000     $13,208,000

---------------------------------------------------------------------------------------------------------------------------------
TOTAL PROJECTS IN PLANNING                                          938,500      $17,982,621     $133,974,379    $151,957,000
---------------------------------------------------------------------------------------------------------------------------------

LAND

155 White Plains Road, Tarrytown, NY                                      7         $700,000               $0        $700,000

70 Andrews Road, Hicksville, NY                                         3.8         $487,500       $2,821,500      $3,309,000

Giralda Farms , Morris County, NJ (3)                                    40       $5,000,000      $75,091,000     $80,091,000


Old Willets Path, Hauppauge, NY                                           2         $595,000       $2,400,000      $2,995,000

Eagle Rock 3, East Hanover, NJ                                           15       $2,808,904      $14,816,096     $17,625,000

AIP Recapture, Islip, NY                                                4.2               $0               $0              $0

AIP, Islip NY                                                           3.8               $0       $2,200,000      $2,200,000

AIP, Islip NY                                                             2               $0       $1,400,000      $1,400,000

East Patchogue, East Patchogue, NY                                       23               $0               $0              $0

40 Cragwood, South Plainfield, NJ                                         7               $0               $0              $0

---------------------------------------------------------------------------------------------------------------------------------
TOTAL LAND                                                            107.8       $9,591,404      $98,728,596    $108,320,000
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
TOTAL UNREALIZED PIPELINE                                                       $319,686,325     $435,053,675    $754,740,000
---------------------------------------------------------------------------------------------------------------------------------

REALIZATION

Investments that reached realization this quarter

AIP 2002                                            206,000 sf
492 River Road                                      130,009 sf
390 Motor Parkway                                   181,155 sf

----------------------------------------------------------------------------------------------------------------------------------
TOTAL REALIZED VALUE CREATION PROJECTS                            6,358,875     $361,749,533     $200,822,433    $562,571,966
----------------------------------------------------------------------------------------------------------------------------------

                                         INVESTMENT   ANTICIPATED                                                   ESTIMATED MONTHS
                                            TO        STABILIZED   CURRENT                                           TO COMPLETION/
STAGE/PROPERTY                             DATE       RETURN (1)   CCUPANCY    BUSINESS PLAN                          STABILIZATION
--------------                             ----       ----------   --------    -------------                          -------------



PROJECTS IN STABILIZATION PERIOD

100 Grasslands Road, Elmsford, NY         $3,345,361     14.3%     82.9%    Complete reposition of tenant space.  Lease       3 - 6
                                                                            remaining vacant space.

919 3rd Avenue, New York City, NY (2)   $310,787,998     11.5%     97.9%    Complete reposition of tenant space.                 12

50 Marcus Drive, Melville, NY            $13,983,535     14.0%    100.0%    Complete reposition of tenant space for occupancy.    3


------------------------------------------------------------------------------------------------------------------------------------
TOTAL PROJECTS IN STABILIZATION PERIOD  $328,116,894     11.7%
------------------------------------------------------------------------------------------------------------------------------------

PROJECTS UNDER DEVELOPMENT
 OR REPOSITIONING

Melville Expressway Corporate Center,    $33,982,351     12.0%              Commercial developement on Phase I of           12 - 24
 Melville, NY ( Phase I )                                                   commercial land zoned for 550,000 SF
                                                                            office development.

University Square , Princeton, NJ        $10,165,302     12.0%              Commenced development on a 315,000 SF           24 - 36
                                                                             office building
AIP 2001, Islip, NY                       $1,557,800     12.2%              Development of a 71,000 SF industrial building. 12 - 24
                                                                            This represents the last remaining parcel
                                                                            in a development
                                                                            which includes 3 fully leased industrial
                                                                            buildings encompassing 442,000 sf.
400 Moreland Road, Commack, NY            $2,813,607     13.1%              Reposition vacant industrial property           12 - 18

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL PROJECTS UNDER DEVELOPMENT         $48,519,060     12.0%
OR REPOSITIONING
------------------------------------------------------------------------------------------------------------------------------------

PROJECTS IN PLANNING

Melville Square Corporate Center II,      $6,926,871     12.5%              Development of 255,000 SF office building         24-30
 Melville, NY

Melville Expressway Corporate Center,     $7,939,685     13.0%              Phase II of commercial land zoned for 550,000
                                                                            SF office development.                          18 - 30
Melville, NY ( Phase II )

Reckson Executive Park, Rye Brook, NY    $13,655,992     12.0%              Commercial land zoned for 345,000 SF office     18 - 36
                                                                            development. Actively marketing to build
                                                                             to suits
Landmark 7, Stamford, CT                     $20,396     12.3%              Develop 61,000 sf building adjacent to          18 - 24
                                                                            existing Landmark Square office complex.
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL PROJECTS IN PLANNING               $28,542,944     12.5%
-----------------------------------------------------------------------------------------------------------------------------------

LAND

155 White Plains Road, Tarrytown, NY        $700,000     40.0%              Intended for sale                                    12

70 Andrews Road, Hicksville, NY             $971,360     12.5%              Development of 50,000 SF building                    18

Giralda Farms , Morris County, NJ (3)    $16,227,146     11.0%              Commercial land zoned for 430,000 SF            30 - 36
                                                                            office development. Presently marketing
                                                                            to corporate users.

Old Willets Path, Hauppauge, NY             $742,918     12.0%              Commercial land zoned for 30,000 SF
                                                                            industrial development.                              18

Eagle Rock 3, East Hanover, NJ            $3,787,119     12.0%              Development of 115,000 SF office building       24 - 36

AIP Recapture, Islip, NY                          $0     14.5%              Land lease to alternative use ( hotel , retail )     36

AIP, Islip NY                                     $0     13.0%              Development of 43,000 SF office/R&D use              36

AIP, Islip NY                                     $0     12.5%              Development of 30,000 SF office/R&D use              36

East Patchogue, East Patchogue, NY                $0     12.0%              Intended for sale                                    48

40 Cragwood, South Plainfield, NJ                 $0     12.0%              Intended for sale                                    60

------------------------------------------------------------------------------------------------------------------------------------
TOTAL LAND                               $22,428,543     11.5%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TOTAL UNREALIZED PIPELINE               $427,607,441     11.9%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL REALIZED VALUE
  CREATION PROJECTS                     $562,571,966     12.6%    97.2%


(1) Forward looking statement based upon management's estimates. Actual results may differ materially.
(2) Yield projected to grow to 11.5% by the end of 2005.
(3) Excludes $3.7 million of purchase price which is allocated to 113 acres on which an additional 650,000 SF of office space can be developed.